                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY


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                         RECEIVABLES FINANCING AGREEMENT

                           dated as of March 27, 1997

                                      among

                               ACC LIQUIDITY LLC,

                        ACC CONSUMER FINANCE CORPORATION,

                                  as Servicer,

                          ALPINE SECURITIZATION CORP.,

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                                   as Lenders,

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,

                                    as Agent,

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                        as Backup Servicer and Custodian


================================================================================


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                               TABLE OF CONTENTS

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RECEIVABLES FINANCING AGREEMENT.........................................................1

BACKGROUND..............................................................................1

ARTICLE I      DEFINITIONS..............................................................1
               SECTION 1.1        Defined Terms.........................................1
               SECTION 1.2        Other Definitional Provisions........................34

ARTICLE II     THE FACILITY, ADVANCE PROCEDURES AND NOTE...............................35
               SECTION 2.1        Facility.............................................35
               SECTION 2.2        Advance Procedures...................................35
               SECTION 2.3        Funding..............................................35
               SECTION 2.4        Representation and Warranty..........................36
               SECTION 2.5        [Intentionally left blank]...........................36
               SECTION 2.6        [Intentionally left blank]...........................36
               SECTION 2.7        Voluntary Termination of Facility; Reduction of
                                  Facility Limit.......................................36
               SECTION 2.8        Note.................................................36

ARTICLE III    YIELD, FEES, ETC........................................................37
               SECTION 3.1        Yield Rates..........................................37
               SECTION 3.2        Yield Payment Dates..................................37
               SECTION 3.3        Yield Allocations; Selection of Fixed Periods, etc...38
               SECTION 3.4        Fees.................................................38
               SECTION 3.5        Computation of Yield and Fees........................38

ARTICLE IV     REPAYMENTS AND PREPAYMENTS..............................................39
               SECTION 4.1        Repayments and Prepayments...........................39

ARTICLE V      PAYMENTS................................................................40
               SECTION 5.1        Making of Payments...................................40
               SECTION 5.2        Application of Certain Payments......................40
               SECTION 5.3        Due Date Extension...................................40
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ARTICLE VI     INCREASED COSTS, ETC....................................................40
               SECTION 6.1        Increased Costs......................................40
               SECTION 6.2        Additional Yield on Advances Bearing a
                                  Eurodollar Rate......................................41
               SECTION 6.3        Funding Losses.......................................42

ARTICLE VII    CONDITIONS TO ADVANCES..................................................42
               SECTION 7.1        Initial Advance......................................43
               SECTION 7.2        All Advances.........................................43

ARTICLE VIII   ADMINISTRATION AND SERVICING OF RECEIVABLES.............................44
               SECTION 8.1        Duties of the Servicer...............................44
               SECTION 8.2        Collection of Receivable Payments; Modification
                                  and Amendment of Receivables; Lockbox Agreements.....46
               SECTION 8.3        Realization Upon Receivables.........................48
               SECTION 8.4        Insurance............................................50
               SECTION 8.5        Maintenance of Security Interests in Financed
                                  Vehicles.............................................50
               SECTION 8.6        Covenants, Representations and Warranties of
                                  Servicer.............................................51
               SECTION 8.7        Purchase of Receivables Upon Breach of Covenant
                                  or Representation and Warranty.......................55
               SECTION 8.8        Total Servicing Fee; Payment of Certain Expenses
                                  by Servicer..........................................55
               SECTION 8.9        Servicer's Certificate...............................56
               SECTION 8.10       Annual Statement as to Compliance; Notice of
                                  Servicer Termination Event...........................56
               SECTION 8.11       Annual Independent Accountants' Report...............57
               SECTION 8.12       Access to Certain Documentation and Information
                                  Regarding Receivables................................58
               SECTION 8.13       Monthly Tape.........................................58
               SECTION 8.14       Retention of Servicer................................59
               SECTION 8.15       Fidelity Bond........................................59
               SECTION 8.16       Insurance............................................60
               SECTION 8.17       Accounts.............................................60
               SECTION 8.18       Collections..........................................60
               SECTION 8.19       Application of Collections...........................61
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ARTICLE IX     GRANT OF SECURITY INTERESTS.............................................61
               SECTION 9.1        Borrower's Grant of Security Interest................61
               SECTION 9.2        Delivery of Collateral...............................63
               SECTION 9.3        Borrower Remains Liable..............................63
               SECTION 9.4        Covenants of the Borrower and Servicer Regarding
                                  the Collateral.......................................64
               SECTION 9.5        Release of Borrower Collateral.......................67

ARTICLE X      REPRESENTATIONS AND WARRANTIES OF
               THE BORROWER............................................................68
               SECTION 10.1       Organization and Good Standing.......................68
               SECTION 10.2       Due Qualification....................................69
               SECTION 10.3       Power and Authority..................................69
               SECTION 10.4       Security Interest; Binding Obligations...............69
               SECTION 10.5       No Violation.........................................69
               SECTION 10.6       No Proceedings.......................................70
               SECTION 10.7       No Consents..........................................70
               SECTION 10.8       Approvals............................................70
               SECTION 10.9       Chief Executive Office...............................70
               SECTION 10.10      Solvency.............................................70
               SECTION 10.11      Tax Treatment........................................71
               SECTION 10.12      Compliance With Laws.................................71
               SECTION 10.13      Taxes................................................71
               SECTION 10.14      Borrowing Base Certificate...........................71
               SECTION 10.15      No Liens, Etc........................................71
               SECTION 10.16      Purchase and Sale....................................72
               SECTION 10.17      Securities Act of 1933; Investment Company Act
                                  of 1940..............................................72
               SECTION 10.18      Information True and Correct.........................72
               SECTION 10.19      ERISA Compliance.....................................72
               SECTION 10.20      No Material Adverse Effect; No Default...............72
               SECTION 10.21      Financial or Other Condition.........................73
               SECTION 10.22      Investment Company Status............................73
               SECTION 10.23      No Shared Obligations................................73
               SECTION 10.24      Representation and Warranties True and Correct.......73
               SECTION 10.25      Eligible Receivables.................................73
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ARTICLE XI     COVENANTS OF THE BORROWER...............................................74
               SECTION 11.1       Protection of Security Interest of the Secured
                                  Parties..............................................74
               SECTION 11.2       Other Liens or Interests.............................75
               SECTION 11.3       Costs and Expenses...................................75
               SECTION 11.4       Reporting Requirements...............................75
               SECTION 11.5       Tangible Net Worth...................................76
               SECTION 11.6       Take-Out Securitization..............................77
               SECTION 11.7       Warehouse Facility...................................77

ARTICLE XII    THE SERVICER............................................................77
               SECTION 12.1       Liability of Servicer; Indemnities...................77
               SECTION 12.2       Merger or Consolidation of, or Assumption of the
                                  Obligations of, the Servicer or Backup Servicer......79
               SECTION 12.3       Limitation on Liability of Servicer, Backup Servicer
                                  and Others...........................................80
               SECTION 12.4       Delegation of Duties.................................81
               SECTION 12.5       Servicer and Backup Servicer Not to Resign...........81

ARTICLE XIII   SERVICER TERMINATION EVENTS.............................................82
               SECTION 13.1       Servicer Termination Event...........................82
               SECTION 13.2       Consequences of a Servicer Termination Event.........84
               SECTION 13.3       Appointment of Successor Servicer....................85

ARTICLE XIV    FACILITY TERMINATION EVENTS; EVENTS OF DEFAULT; THEIR EFFECT............86
               SECTION 14.1       Facility Termination Events..........................86
               SECTION 14.2       Effect of Facility Termination Event.................88
               SECTION 14.3       Rights Upon Event of Default.........................88

ARTICLE XV     THE AGENT...............................................................90
               SECTION 15.1       Authorization and Action.............................90
               SECTION 15.2       Exculpation..........................................90
               SECTION 15.3       Agent and Affiliates.................................90
               SECTION 15.4       Replacement Agent....................................91

ARTICLE XVI    ASSIGNMENTS.............................................................91
               SECTION 16.1       Restrictions on Assignments..........................91
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               SECTION 16.2       Documentation........................................92
               SECTION 16.3       Rights of Assignee...................................92
               SECTION 16.4       Notice of Assignment.................................92
               SECTION 16.5       Registration; Registration of Transfer and Exchange..92
               SECTION 16.6       Mutilated, Destroyed, Lost and Stolen Notes..........93
               SECTION 16.7       Persons Deemed Owners................................94
               SECTION 16.8       Cancellation.........................................94

ARTICLE XVII   INDEMNIFICATION.........................................................95
               SECTION 17.1       General Indemnity of the Borrower....................95
               SECTION 17.2       [Intentionally left blank]...........................97
               SECTION 17.3       Sale.................................................97

ARTICLE XVIII  MISCELLANEOUS...........................................................97
               SECTION 18.1       No Waiver; Remedies..................................97
               SECTION 18.2       Amendments, Waivers..................................98
               SECTION 18.3       Notices, Etc.........................................98
               SECTION 18.4       Costs, Expenses and Taxes............................98
               SECTION 18.5       Binding Effect; Survival.............................99
               SECTION 18.6       Captions and Cross References........................99
               SECTION 18.7       Severability........................................100
               SECTION 18.8       Governing Law.......................................100
               SECTION 18.9       Counterparts........................................100
               SECTION 18.10      WAIVER OF JURY TRIAL................................100
               SECTION 18.11      Third Party Beneficiary.............................100
               SECTION 18.12      No Proceedings......................................101
               SECTION 18.13      ENTIRE AGREEMENT....................................101
               SECTION 18.14      Preference Claims...................................101
               SECTION 18.15      Subrogation.........................................102

ARTICLE XIX    THE CUSTODIAN AS AGENT.................................................103
               SECTION 19.1       Duties of the Agent.................................103
               SECTION 19.2       Certain Matters Affecting the Agents................105
               SECTION 19.3       Agent Not Liable for Notes or Receivables...........106
               SECTION 19.4       Agent May Own Notes.................................107
               SECTION 19.5       Agent's Indemnification.............................107
               SECTION 19.6       Eligibility Requirements for Agent..................107
               SECTION 19.7       Resignation or Removal of Agent.....................108
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               SECTION 19.8       Successor Agent.....................................108
               SECTION 19.9       Merger or Consolidation of Agent....................109
               SECTION 19.10      Appointment of Co-Agent or Separate Agent...........109
               SECTION 19.11      Agent May Enforce Claims Without Possession
                                  of Notes............................................111
               SECTION 19.12      Suit for Enforcement................................111

EXHIBITS

EXHIBIT A       Form of Advance Request (Section 2.2)
EXHIBIT B       Form of Note (Section 2.8)
EXHIBIT C       [Intentionally Left Blank]
EXHIBIT D       Form of Borrowing Base Certificate (Section 11.4)
EXHIBIT E       Form of Servicer's Certificate (Section 8.9)


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
                         RECEIVABLES FINANCING AGREEMENT

      THIS RECEIVABLES FINANCING AGREEMENT is made and entered into as of March 27, 1997, among ACC LIQUIDITY LLC, a Delaware limited liability company having its principal office at 12750 High Bluff Drive, Suite 320, San Diego, California 92130 (the "Borrower"), ACC CONSUMER FINANCE CORPORATION, a Delaware corporation having its principal office at 12750 High Bluff Drive, Suite 320, San Diego, California 92130 ("ACC"), as servicer, ALPINE SECURITIZATION CORP., a Delaware corporation having its principal office c/o Credit Suisse First Boston, New York Branch, Eleven Madison Avenue, New York, New York, 10010 ("Alpine"), THE FINANCIAL INSTITUTIONS SET FORTH ON THE SIGNATURE PAGES HERETO and their permitted assigns, as lenders (the "Banks" and, together with Alpine, the "Lenders"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH ("CSFB"), as agent (the "Agent") for the Investors, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as backup servicer and custodian.

                                   BACKGROUND

      1. The Borrower desires that the Lenders extend financing to the Borrower, on the terms and conditions set forth herein.

      2. The Lenders are willing to provide such financing on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

      "ACC" has the meaning set forth in the Preamble.

      "Accountants' Report" has the meaning set forth in Section 8.11(a).

      "Adjusted Term Index Rate" means, as of any date, the product of the Term Index Rate and the Advance Rate.

      "Adjusted Total Expense Percentage" means, as of any date, the sum of (x) the Servicing Fee Rate plus (y) the Custodial Fee Rate plus (z) the product of
(1) the Premium Rate and (2) the Advance Rate.

      "Adjusted Yield Rate" means, as of any date, the product of (a) the sum of
(i) if Alpine is the only Lender making and maintaining Advances, LIBOR plus
 .55% or, otherwise, the weighted average of the rates used to determine Yield in accordance with the definition thereof plus (ii) the ratio (expressed as a percentage) of any amounts due and payable pursuant to Sections 6.1, 6.2 and 6.3 of this Agreement on the immediately preceding Distribution Date to the outstanding principal amount of Advances on such Distribution Date and (b) the Advance Rate.

      "Advance" means any amount disbursed by any Lender to the Borrower under this Agreement.

      "Advance Rate" means 94%, or, upon written notice given by the Borrower to the other parties under the Agreement, such other lower rate agreed to by the Borrower and the Insurer from time to time; provided, however, that at any time that the Servicer does not maintain Collateral Insurance with respect to all Financed Vehicles, the "Advance Rate" shall mean the Advance Rate pursuant to the preceding clause less 1.0%.

      "Advance Request" has the meaning set forth in Section 2.2.

      "Adverse Claim" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the security interest created under this Agreement.

      "Affected Person" has the meaning set forth in Section 6.1(a).

      "Affiliate" of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan) or (ii) is an officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power


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                  (a)   to vote 5% or more of the securities (on a fully diluted
                        basis) having ordinary voting power for the election of directors or managing partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

The word "Affiliated" has a correlative meaning.

      "Agent" has the meaning set forth in the Preamble.

      "Agent's Account" has the meaning set forth in Section 5.1.

      "Aggregate Outstanding Principal Balance" means, with respect to any group of Receivables as of any date, the sum of the outstanding Principal Balances of all such Receivables as at the opening of business of such date.

      "Agreement" shall mean this Receivables Financing Agreement, as it may be amended, supplemented or otherwise modified from time to time.

      "Allocations" has the meaning set forth in Section 3.3(a).

      "Alpine" has the meaning set forth in the Preamble.

      "Alternate Base Rate" means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

                  (a) the rate of interest announced publicly by CSFB in New York, New York, from time to time as CSFB's base commercial lending rate;

                  (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by CSFB on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank


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                        of New York or, if such publication shall be suspended
                        or terminated, on the basis of quotations for such rates received by CSFB from three New York certificate of deposit dealers of recognized standing selected by CSFB, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

                  (c)   the Federal Funds Rate.

      "Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

      "Annual Percentage Rate" or "APR" means with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If after the Closing Date, the rate per annum with respect to a Receivable as of the Closing Date is reduced as a result of (i) an insolvency proceeding involving the relevant Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, the "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

      "Backup Servicer" means Norwest Bank Minnesota, National Association, together with its permitted successors and assigns.

      "Bank Rate" for any Advance means a rate per annum equal to 0.75% per annum above the Eurodollar Rate for each Advance or portion thereof; provided, however, that in the case of

            (i) any Fixed Period on or prior to the first day of which a Bank shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Bank to fund such Advance at the Bank Rate set forth above (and such Bank shall not have subsequently notified the Agent that such circumstances no longer exist),


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

            (ii) any Fixed Period of one to (and including) 29 days, in the event the Eurodollar Rate is not reasonably available to the Agent for such a Fixed Period,

            (iii) any Fixed Period as to which the related Advance will not be funded by issuance of commercial paper, as determined by the Agent (on behalf of Alpine) by 12:00 noon (New York City time) on the third Business Day preceding the first day of such Fixed Period, or

            (iv) any Fixed Period for an Advance the principal amount of which allocated to the Banks in the aggregate is less than $500,000,

the "Bank Rate" shall be a rate per annum equal to the Alternate Base Rate in effect on the first day of such Fixed Period; provided, further, that the Agent and the Borrower may agree in writing from time to time upon a different "Bank Rate."

      "Bank Rate Allocation" has the meaning set forth in Section 3.3(a).

      "Bankruptcy Code" means the Bankruptcy Code, 11 U.S.C. 101, et seq., as amended.

      "Banks" has the meaning set forth in the Preamble.

      "Base Fee Percentage" means, as of any date, the positive difference, if any, of (i) the excess, if any, of (x) yield rate of weighted average life AAA-rated, privately issued automobile asset-backed securities (A) issued by ACC or an Affiliate thereof, or, if neither ACC nor any Affiliate have issued any such securities in the calendar quarter immediately preceding such date, such other issuer chosen by the Placement Agent in its sole discretion, (B) guaranteed by the Insurer or a similar monoline insurance company and (C) with a weighted average life similar to that of the Total Receivables Pool on such date, as determined by the Placement Agent over (y) the Index Rate or other appropriate index as determined by the Placement Agent on such date over (ii) 0.75%.

      "Borrower" has the meaning set forth in the Preamble.

      "Borrower Account Collateral" has the meaning set forth in Section 9.1(c).

      "Borrower Assigned Agreements" has the meaning set forth in Section
9.1(b).


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
      "Borrowing Base" means the excess of (a) (i) on any day during a Collection Period occurring prior to the Distribution Date occurring during such Collection Period, an amount equal to (A) with respect to all Eligible Receivables that were purchased by the Borrower prior to the first day of the Collection Period immediately preceding such Distribution Date, an amount equal to the aggregate outstanding Principal Balance of all such Eligible Receivables as of the last day of the second Collection Period preceding such Distribution Date, plus (B) with respect to all Eligible Receivables that were purchased by the Borrower on or after the first day of the Collection Period immediately preceding such Distribution Date, an amount equal to the outstanding Principal Balance thereof as of the date such Receivables were purchased by the Borrower or (ii) on any day during a Collection Period occurring on or after the Distribution Date occurring during such Collection Period, an amount equal to
(A) with respect to all Eligible Receivables that were purchased by the Borrower prior to the first day of such Collection Period, an amount equal to the aggregate outstanding Principal Balance of all such Eligible Receivables as of the last day of the Collection Period immediately preceding such Distribution Date plus (B) with respect to all Eligible Receivables that were purchased by the Borrower on or after the first day of such Collection Period, an amount equal to the outstanding Principal Balance thereof as of the date such Receivables were purchased by the Borrower over (b) the Required Holdback as of such date.

      "Borrowing Base Certificate" has the meaning set forth in Section 11.4.

      "Borrowing Base Confirmation" has the meaning set forth in the Custodial Agreement.

      "Borrowing Base Deficiency" has the meaning set forth in Section 14.1(e).

      "Borrower Collateral" has the meaning set forth in Section 9.1.

      "Business Day" shall mean any day on which (a) commercial banks in New York City are not authorized or required to be closed, and (b) in the case of a Business Day which relates to a Eurodollar Advance, dealings are carried on in the London interbank Eurodollar market.

      "Change of Control" means, as of any date, fewer than two of the three Founding Members shall be actively involved in the management of ACC. For the purposes hereof, "Founding Members" shall mean each of Gary Burdick, Rellen Stewart and Rocco Fabiano.

      "Closing Date" means March 27, 1997.


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
      "Collateral" means the Transferred Receivables in the Total Receivables Pool together with the Other Conveyed Property. "Collateral Insurance" means a vendor's single interest or other collateral protection insurance policy with respect to Financed Vehicles, which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Finance Vehicle.

      "Collateral Account" means the account designated as the Collateral Account in, and which is established and maintained pursuant to, Section 8.17(c).

      "Collateral Receipt" has the meaning set forth in the Custodial Agreement.

      "Collected Funds" means, with respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Total Receivables Pool during the related Collection Period, including all Liquidation Proceeds collected during the related Collection Period (but excluding any Purchase Amounts).

      "Collection Account" means the account designated as the Collection Account in, and which is established and maintained pursuant to, Section 8.17(a).

      "Collection Period" means, with respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Determination Date or Distribution Date) or in the case of the initial Distribution Date and Determination Date, the period commencing at the opening of business on the Closing Date and ending at the end of the calendar month following the calendar month in which the Closing Date occurs. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections, and (ii) all distributions.

      "Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Transferred Receivables.

      "Commercial Paper Rate" for Advances means, to the extent Alpine funds such Advances by issuing commercial paper, the sum of (i) the weighted average of the rates at which commercial paper notes of Alpine issued to fund such Advances may be sold by any placement agent or commercial paper dealer selected by the Agent on behalf of


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
Alpine, as agreed in good faith between each such agent or dealer and the Agent; provided if the rate (or rates) as agreed between any such agent or dealer and the Agent for any Advance is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum plus (ii) any and all commissions of placement agents and commercial paper dealers in respect of commercial paper issued to fund the making or maintenance of any Advance plus (iii) any and all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of Alpine's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper issued to fund the making or maintenance of any Advance.

      "Computer Tape or Listing" means the computer tape or listing generated on behalf of the Borrower which provides information relating to the Receivables in the Total Receivables Pool and which was used by the Borrower and ACC in selecting the Transferred Receivables conveyed to the Borrower under the Purchase and Sale Agreement.

      "Concentration Limit" means, as of any date, the greater of (i) 2.5% of the Aggregate Outstanding Principal Balance of all Eligible Receivables on such date and (ii) $300,000.

      "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

      "Controlling Party" means:

            (a)   prior to the Remarketing Date:

                  (i) so long as no Insurer Default or Secondary Rating Event shall have occurred and be continuing, the Insurer;

                  (ii) if an Insurer Default (other than an Insurer Default described in clause (a) or clause (d) of the definition thereof) or Secondary Rating Event shall have occurred and be continuing, the Insurer and the Agent acting unanimously; or

                  (iii) if an Insurer Default described in clause (a) or clause
                        (d) of the definition thereof shall have occurred and shall have continued for five (5) Business Days after its occurrence, the Agent; and

            (b)   after the Remarketing Date:

                  (i) so long as no Insurer Default shall have occurred and be continuing, the Insurer; or

                  (ii) if an Insurer Default shall have occurred and be continuing, the Agent.

      "Coupon Rate" means, with respect to any Receivable, the rate of interest borne by such Receivable.

      "CP Allocation" has the meaning set forth in Section 3.3(a).

      "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced or the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

      "CSFB" has the meaning set forth in the Preamble.

      "Custodial Agreement" means the Custodial Agreement dated March 27, 1997 among the Custodian, the Insurer, the Agent, the Borrower and the Servicer, including all amendments, modifications and supplements thereto.

      "Custodial Fee Rate" means 0.065%.

      "Custodian" means Norwest Bank Minnesota, National Association and any successors and assigns in its capacity as custodian under the Custodial Agreement.

      "Dealer" means a seller of new or used automobiles or light trucks that originated one or more of the Receivables in the Total Receivables Pool and sold the respective Receivable, directly or indirectly, to OFL-A or ACC.

      "Dealer Agreement" means an agreement by and among ACC (or American Credit Corporation, as the case may be), OFL-A and a Dealer relating to the sale of retail installment sale contracts and installment notes to OFL-A and all documents and instruments relating thereto.

      "Dealer Assignment" means, with respect to a Transferred Receivable, the executed assignment executed by a Dealer conveying such Receivable to OFL-A.

      "Dealer Underwriting Guides" means, collectively, (i) the underwriting manuals used by ACC in the purchase of Receivables and (ii) the Consumer Underwriting Guide used by ACC d/b/a Accent Financial Services, in each case as amended from time to time.

      "Default Rate" has the meaning set forth in Section 3.l(c).

      "Defaulted Receivable" means, with respect to any Distribution Date, a Receivable with respect to which: (i) ninety percent or more of a Scheduled Payment is 60 or more days delinquent, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired),
(iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed or (iv) the Obligor has been identified on the records of the Servicer as being the subject of a current bankruptcy proceeding.

      "Deficiency Amount" means, as of any date, an amount equal to the product of (x) the Deficiency Percentage, (y) the Aggregate Outstanding Principal Balance of Eligible Receivables as of such date and (z) 1.5.

      "Deficiency Percentage" means, as of any date, the positive excess, if any, of (i) the sum of (A) 10% plus (B) the Adjusted Total Expense Percentage plus (C) the greater of (x) the Adjusted Term Index Rate and (y) the Adjusted Yield Rate over (ii) the weighted average APR for all Receivables in the Total Receivables Pool.

      "Delinquency Ratio" means, as of any date, the ratio (expressed as a percentage) computed by dividing:

            (a) the sum of (i) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool which became Defaulted Receivables during the Collection Period preceding such date plus (ii) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool which were Delinquent Receivables on the last day of the immediately preceding Collection Period by

            (b) the sum of the Aggregate Outstanding Principal Balance of all Transferred Receivables in the Total Receivables Pool on the last day of the immediately preceding Collection Period plus, without duplication, if a Take-Out Securitization has occurred during such preceding Collection Period, the Aggregate Outstanding Principal Balance of all Transferred Receivables which were included in such Take-Out Securitization.

      "Delinquent Receivable" means a Receivable (other than a Defaulted Receivable) with respect to which ninety percent or more of a Scheduled Payment is 30 or more days past due.

      "Deposit Date" means, with respect to any Collection Period, the Business Day immediately preceding the related Determination Date.

      "Determination Date" means, with respect to a Collection Period, the 5th Business Day prior to the related Distribution Date.

      "Distribution Date" means the 20th day of each calendar month, or if such 20th day is not a Business Day, the next succeeding Business Day, commencing May 20, 1997.

      "Dollar(s)" and the sign "$" mean lawful money of the United States of America.

      "Eligible Account" means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Controlling Party. In either case, such depository institution or trust company shall have been approved by the Controlling Party, acting in its discretion, by written notice to the Custodian.

      "Eligible Assignee" has the meaning set forth in Section 16.1.

      "Eligible Receivable" means a Transferred Receivable:

            (a) that (i) was originated directly by ACC d/b/a Accent Financial Services with the consumer or was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and, such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by OFL-A, American Credit Corporation or ACC from such Dealer under an existing Dealer Agreement with OFL-A or ACC (including in its capacity as successor to American Credit Corporation) and was validly assigned by such Dealer to OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC (in its individual capacity and in its capacity as successor to American Credit Corporation), (ii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (iii) is a fully amortizing Simple Interest Receivable or Rule of 78s Receivable which provides for level monthly payments (provided that the payment in the first Collection Period and the final Collection Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term;

            (b) that was originated by a Dealer and was sold by the Dealer to ACC, American Credit Corporation (in its capacity as the predecessor of ACC) or OFL- A without any fraud or material misrepresentation on the part of such Dealer in either case or on the part of the Obligor;

            (c) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty

      Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Minnesota Motor Financed Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Receivables in the Total Receivables Pool, each and every sale of Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects, and each Receivable in the Total Receivables Pool and the sale of the Financed Vehicle evidenced by each Receivable in the Total Receivables Pool and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements;

            (d) that was originated in the United States of America and, at the time of origination materially conformed to all requirements of the Dealer Underwriting Guides and ACC's Funding Department Guidelines applicable to such Receivable;

            (e) which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

            (f) which is not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

            (g) which, as of the relevant Purchase Date, (i) had an original maturity of at least 18 months but not more than 72 months, (ii) had an original Amount Financed of at least $3,000 and not more than $27,000,
      (iii) had an Annual Percentage Rate of at least 14.50% and not more than 27%, (iv) was not more than 30 days past due, (v) no funds have been advanced by the Borrower, the Servicer, OFL-A, any Dealer, or anyone acting on behalf of any of them in order to cause such Receivable to qualify under subclause (iv) of this clause (g), and
      (vi) had no provision thereof waived, altered or modified in any respect since its origination;

            (h) with respect to which the information pertaining to such Receivable set forth in each Schedule of Receivables is true and correct in all material respects;

            (i) with respect to which, by the related Purchase Date and on each relevant date thereafter, ACC will have caused the portions of ACC's servicing records relating to such Receivable to be clearly and unambiguously marked to show that such Receivable constitutes part of the Collateral and is subject to a first priority security interest in accordance with the terms of this Agreement;

            (j) with respect to which the Computer Tape or Listing to be made available by ACC to the Agent from time to time was complete and accurate as of the related Purchase Date and includes a description of the same Receivables that are described in the related Schedule of Receivables;

            (k) which constitutes chattel paper within the meaning of the UCC;

            (l) of which there is only one original executed copy;

            (m) with respect to which there exists a Receivable File and such Receivable File contains, without limitation, (a) a fully executed original of such Receivable, endorsed, "Pay to the order of Norwest Bank Minnesota, National Association, as custodian" and signed in the name of OFL-A by an authorized officer, (b) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, (c) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by ACC to the Borrower and (d) an original credit application signed by the Obligor; and (x) each of the documents relating thereto which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces and (y) all blanks on any form relating thereto required by ACC to be completed have been properly filled in and each form has otherwise been correctly prepared; and, notwithstanding the above, with respect to which, a copy of the complete Receivable File for such Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guides as in effect at the time of purchase is in the possession of the Custodian;

            (n) which has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Receivable has not been released from the lien of such Receivable in whole or in part;

            (o) which was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement and with respect to which ACC has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of such Receivable;

            (p) which has not been sold, transferred, assigned or pledged by the Borrower to any Person. No Dealer has a participation in, or other right to receive, proceeds of any Receivable in the Total Receivables Pool and with respect to which the Borrower has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policy or the related Dealer Agreement or Dealer Assignment or to payments due under such Receivable;

            (q) which creates or shall create a valid, binding and enforceable first priority security interest in favor of OFL-A or ACC, ACC d/b/a Accent Financial Services in the Financed Vehicle;

            (r) which is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of OFL-A or ACC as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any Lien for taxes, labor or materials affecting a Financed Vehicle); and, with respect to which there are no Liens or claims for taxes, work, labor or materials affecting the related Financed Vehicle which are or may be Liens prior or equal to the lien of such Receivable;

            (s) as to which all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Custodian, on behalf of the Secured Parties, a first priority perfected lien on, or ownership interest in, the Transferred Receivables and the proceeds thereof and the other Collateral have been made, taken or performed;

            (t) as to which neither ACC nor the Borrower has done anything to convey any right to any Person that would result in such Person having a right to payments due under such Receivable or otherwise to impair the rights of the Agent, the Custodian or the Investors in such Receivable or the proceeds thereof;

            (u) which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Receivable;

            (v) which is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Transferred Receivable;

            (w) as to which there has been no default, breach, violation or event permitting acceleration under the terms of such Receivable (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivable, and there has been no waiver of any of the foregoing, and with respect to which the related Financed Vehicle had not been repossessed;

            (x) at the time of the origination of which, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the principal amount due from the Obligor under the related Receivable, (ii) naming OFL-A and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming OFL-A and its successors and assigns as additional insured parties, and such Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so;

            (y) with respect to which the following is true:

            The Lien Certificate for the related Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC, ACC d/b/a Accent Financial Services (both in its individual capacity and in its capacity as the successor of American Credit Corporation) named as the original secured party under such Receivable and, accordingly, ACC or OFL-A, as the case may be, will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, OFL-A or ACC, ACC d/b/a Accent Financial Services has received written evidence from the related Dealer or the Obligor that such Lien Certificate showing OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC, ACC d/b/a Accent Financial Services (both in its individual capacity and in its capacity as the successor of American Credit Corporation) as first lienholder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show OFL-A, American Credit Corporation (in its capacity as the predecessor of ACC) or ACC, ACC d/b/a Accent Financial Services (both in its individual capacity and in its capacity as the successor of American Credit Corporation) named as the original secured party under the related Receivable;

            (z) as to which no selection procedures adverse to the Investors or to the Insurer have been utilized in selecting such Receivable from all other similar Receivables originated by ACC;

            (aa) that, as of the last day of the immediately preceding Collection Period, is not a Defaulted Receivable; and

            (bb) the Principal Balance of which, as of the first day of the current Collection Period, if such Receivable is more than 30 but fewer than 60 days past due, does not, when added to the Principal Balances of all other Transferred Receivables that are more than 30 but fewer than 60 days past due on such day, exceed the Concentration Limit.

      For purposes of this definition, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

      "Eligible Servicer" means ACC, the Backup Servicer or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Transferred Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Transferred Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

      "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Eurodollar Advance" means any Advance (or portion thereof) that bears Yield at the Eurodollar Rate.

      "Eurodollar Rate" means, for any Fixed Period, a rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of CSFB in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period in an amount substantially equal to the principal amount of the Advance associated with such Fixed Period on such first day and for a period equal to such Fixed Period.

      "Eurodollar Rate Reserve Percentage" of any Lender for any Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the yield rate on Eurocurrency Liabilities is determined) having a term equal to such Fixed Period.

      "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

            (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

            (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

            "Event of Default" means, from and after a Remarketing Date, any of the events described in Section 14.1(a) and, so long as no Insurer Default shall have occurred and be continuing, Sections 13.1(i), 14.1(b) and (d).

      "Facility" has the meaning set forth in Section 2.1.

      "Facility Agent" means, with respect to payments under the Fee Letter, CSFB, as agent for the Lenders and the Placement Agent.

      "Facility Limit" means $100,000,000, ,as such amount may be reduced pursuant to Section 2.7. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit, as then reduced pursuant to Section
2.7 minus the sum of the then outstanding principal amount of Advances under this Agreement.

      "Facility Termination Date" means the earliest to occur of (i) the Stated Maturity Date, (ii) the date of any termination of the Facility, in whole, by the Borrower pursuant to Section 2.7, and (iii) the effective date on which the Facility is terminated pursuant to Section 14.2.

      "Facility Termination Event" means any of the events described in Section 14.1.

      "Federal Funds Rate" means, for any period, a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letter" has the meaning set forth in Section 3.4.

      "Fees" means all fees and other amounts payable by the Borrower to the Facility Agent pursuant to the Fee Letter.

      "Financed Vehicle" means any automobile, light duty truck, van, minivan or sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

      "Fixed Period" means with respect to any Advance (or portion thereof):

            (a) the period commencing on the date of the initial funding of such Advance (or such portion) and ending such number of days (not to exceed 69 days) thereafter as the Agent shall select, after consultation with the Borrower; and

            (b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Advance (or such portion) and ending such number of days (not to exceed 69 days) thereafter as the Agent shall then select, after consultation with the Borrower;

provided, however, that:

                  (i) any Fixed Period in respect of which Yield is computed by reference to the Bank Rate shall be a period of from one to and including 29 days (if reasonably available to the Agent), or a period of one, two or three months (or such other period up to 100 days (if reasonably available to the Agent)), as the Borrower may select, as herein provided;

                  (ii) any such Fixed Period (other than a Fixed Period
            consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Advance shall be accruing Yield at a rate determined by reference to the Eurodollar Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business Day);

                  (iii) in the case of Fixed Periods of one day, (A) the initial
            Fixed Period shall be the day of the initial funding of such Advance, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period; and

                  (iv) if any Fixed Period for any Advance that commences before the Facility Termination Date would otherwise end on a date occurring after the Facility Termination Date, such Fixed Period shall end on the Facility Termination Date and the duration of each such Fixed Period that commences on or after the Facility Termination Date, if any, shall be of such duration as shall be selected by the Agent.

      "GAAP" means generally accepted United States accounting principles.

      "Indebtedness" of any Person means, without duplication:

            (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

            (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

            (d) all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

            (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

            (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

      "Indemnified Amounts" has the meaning set forth in Section 17.1.

      "Indemnified Party" has the meaning set forth in Section 17.1.

      "Indemnity Agreement" means the Insurance and Indemnity Agreement dated March 27, 1997 among the Insurer, the Borrower and the Servicer, including all amendments, modifications and supplements thereto.

      "Independent Accountants" has the meaning set forth in Section 8.11(a).

      "Index Rate" means, as of any date, the yield rate on United States treasury securities trading closest to par on such date and maturing in 21 months, or such period of time corresponding to the average life as determined by the Placement Agent from time to time by written notification to the Insurer, the Custodian and the Agent representing the expected average life of the outstanding Notes at such time assuming the Facility Termination Date had occurred on such date as reported in "Money Rates" section of The Wall Street Journal on such date, provided, that for purposes of determining the Index Rate to be utilized in setting the Maximum Interest Rate, the Index Rate shall be set by the Agent and the Insurer collectively based on the most liquid off the run issue at such time and on such date to be determined by the Agent and Insurer collectively based on the corresponding average life of the Notes; provided that if the Agent and the Insurer cannot agree to such Index Rate on such date and time, then the Agent, on or prior to the end of the next succeeding Business Day after the date such parties fail to agree, shall select such Index Rate by referring to the GovPX page of the financial market reporting services run by Bloomberg, L.P. and selecting the most liquid off the run issue with a corresponding expected average life of the Notes as determined by the Placement Agent.

      "Insurance Agreement Event of Default" means an "Event of Default" as defined in the Indemnity Agreement.

      "Insurance Policies" means, with respect to a Receivable, any insurance policy (including the insurance policies described in subsection (x) of the definition of "Eligible Receivable") benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

      "Insurer" means Financial Security Assurance Inc. as guarantor under the Policy.

      "Insurer Default" means the occurrence and continuance of any of the following events:

            (a) the Insurer shall have failed to make a payment required under the Policy in accordance with its terms;

            (b) the Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable;

            (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer); or

            (d) the Insurer is prohibited pursuant to a final non-appealable order or decree under applicable law from performing its obligations under the Policy.

      "Insurer Downgrade Date" shall be deemed to have occurred, if at all, on the 181st day after the Insurer's claims-paying ability is rated AA or Aa2 or less by either of the Rating Agencies, unless during the period prior to such 181st day, the Insurer is replaced as the Insurer hereunder or its claims-paying ability is rated higher than AA or Aa2 by either of the Rating Agencies.

      "Interim Distribution Date" means any Business Day, other than a Distribution Date on which the Custodian shall pay principal, interest and certain other amounts in accordance with this Agreement and the Custodial Agreement.

      "Investor" means (i) Alpine, (ii) all other owners by assignment or participation of an Advance and, to the extent of the undivided interests so purchased, shall include any participants, (iii) all Lenders, (iv) all holders of a Note and (v) to the extent of any payment under the Policy, the Insurer.

      "Lenders" has the meaning set forth in the Preamble.

      "LIBOR" means, as of any date, a rate per annum equal to the rate reported in the "Money Rates" section of The Wall Street Journal on such date as the London interbank offered rate for one month periods.

      "Lien" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

      "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

      "Liquidated Receivable" means, with respect to any Collection Period, a Receivable as to which (i) 60 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) ninety percent or more of a Scheduled Payment shall have become 120 or more days delinquent, or in the case of an Obligor who is subject to bankruptcy proceedings, 210 or more days delinquent or (iv) the Financed Vehicle has been sold and the proceeds received.

      "Liquidation Proceeds" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than drawings under the Policy) net of amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

      "Liquidity Account" means the account designated as the Liquidity Account in, and which is established and maintained pursuant to Section 8.17(b).

      "Liquidity Amount" means, as of any date, an amount equal to the product of (A)(x) the aggregate principal amount of all Advances as of such date, giving effect to Advances to be made on such date, divided by (y)the Advance Rate and
(B) the greater of (i) 1% and (ii) (x) the sum of (1) the Adjusted Yield Rate plus (2) the Adjusted Total Expense Percentage divided by (y) 12.

      "Liquidity Amount Shortfall" means, as of any date, an amount (if positive) equal to the Liquidity Amount for such date minus the amount deposit in the Liquidity Account on such date.

      "Lockbox Agreement" means the Lockbox Agreement dated as of March 27, 1997, by and among the Lockbox Bank, and American Credit Corporation, as amended, modified or supplemented from time to time, or any other agreement, in form and substance acceptable to the Agent and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer.

      "Lockbox Bank" means Wells Fargo or any other depository institution named by the Servicer and acceptable to the Agent and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer.

      "Loss Ratio" means, as of any date, the average of the loss ratios (expressed as a percentage) for the six Collection Periods immediately preceding such date, as computed based on the methodology set forth in ACC's then most recent report on Form 10-Q or Form 10-K, as applicable, for calculation of net losses on Receivables originated and serviced by ACC.

      "Maximum Interest Rate" means, as of any date after the Facility Termination Date, the sum of (i) the greater of (x) the Term Index Rate and (y) the weighted average APR for all Receivables in the Total Receivables Pool minus the Adjusted Total Expense Percentage minus 10% plus (ii) 1%, to the extent that during the period ending 90 days after the Facility Termination Date both (x) a Remarketing Date has occurred and
(y) a Primary Rating Event has occurred and is continuing.

      "Monthly Records" means all records and data maintained by the Servicer with respect to the Transferred Receivables, including the following with respect to each Transferred Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; current Insurance Policy expiration date; and past due late charges.

      "Moody's" means Moody's Investors Service, Inc.

      "Note" means a promissory grid note, in the form of Exhibit B, made payable to the order of the Agent, on behalf of the Investors.

      "Note Register" has the meaning set forth in Section 16.5(a).

      "Note Registrar" has the meaning set forth in Section 16.5(a).

      "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Investors, the Insurer or Agent arising under or in connection with this Agreement, the Note(s) and each other Transaction Document.

      "Obligor" means a Person obligated to make payments with respect to a Transferred Receivable.

      "Officer's Certificate" means a certificate signed by the chairman of the board, the vice chairman, the president, the chief financial officer or any executive vice president.

      "OFL-A" means OFL-A Receivables Corp., a Delaware corporation and wholly-owned subsidiary of ACC.

      "Opinion of Counsel" means a written opinion of independent counsel reasonably acceptable to the Insurer, which opinion, if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Insurer, is acceptable in form and substance to the Insurer.

      "Other Conveyed Property" has the meaning set forth in the Purchase and Sale Agreement.

      "Permitted Investment" means, at any time:

            (a) any evidence of Indebtedness, maturing not later than the Business Day immediately preceding the next Distribution Date, issued or guaranteed by the United States Government or any agency thereof;

            (b) commercial paper, maturing not later than the Business Day immediately preceding the next Distribution Date, in each case issued by a corporation (other than the Borrower or any Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by Standard & Poor's or P-1 by Moody's;

            (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not later than the Business Day immediately preceding the next Distribution Date, or overnight federal funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; or

            (d) any repurchase agreement entered into with CSFB (or other commercial banking institution of the stature referred to in clause
      (c)(i)) that

                  (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and

                  (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of CSFB (or other commercial banking institution) thereunder.

            (e) with the prior written consent of the Controlling Party, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

            (f) any other investment as may be acceptable to the Controlling Party, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Custodian by the Controlling Party.

      Any Permitted Investments may be purchased by or through the Custodian or any of its Affiliates.

      "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

      "Placement Agent" means Credit Suisse First Boston Corp.

      "Policy" means that certain financial guaranty policy no. 50580-N issued by the Insurer for the benefit of the Investors.

      "Preference Claim" has the meaning set forth in Section 18.14(b).

      "Pre-funded Amount" has the meaning set forth in Section 3.1.

      "Premium Rate" means 0.475% per annum.

      "Primary Rating Event" means that the claims-paying ability of the Insurer is rated less than AAA or Aaa or is on credit watch with negative implications by either of the Rating Agencies.

      "Principal Balance" means, with respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts received by the Servicer or the Lockbox Bank with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of such Receivable, and (ii) any Cram Down Loss in respect of such Receivable.

      "Program" has the meaning set forth in Section 8.11(a).

      "Purchase Amount" means, with respect to a Receivable, the Principal Balance and all accrued and unpaid interest on such Receivable as of the date of purchase by the Servicer pursuant to Section 8.7.

      "Purchase and Sale Agreement" means the Purchase and Sale Agreement, dated as of March 27, 1997, by and among the Borrower, OFL-A and ACC.

      "Purchase Date" has the meaning set forth in the Purchase and Sale Agreement.

      "Rating Agencies" means Standard & Poor's and Moody's.

      "Receipt Certification" has the meaning set forth in the Custodial Agreement.

      "Receivable" means any right to payment from a Person, and includes without limitation the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

      "Receivable File" means, with respect to each Receivable in the Total Receivables Pool:

            (a) the fully executed original of such Receivable (together with any agreements modifying such Receivable, including, without limitation, any extension agreements);

            (b) documents evidencing or related to any Insurance Policy;

            (c) the original credit application of each Obligor, fully executed by each such Obligor on ACC's customary form, or on a form approved by ACC, for such application; and

            (d) the Lien Certificate, or, if not yet received, a copy of the application therefor, showing OFL-A, American Credit Corporation, ACC d/b/a Accent Financial Services or ACC as secured party and such documents, if any, that ACC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of OFL-A or ACC (as successor to American Credit Corporation where American Credit Corporation is shown as the secured party) as first lienholder or secured party.

      "Record Date" means with respect to any Determination Date or Distribution Date, the last day of the immediately preceding calendar month.

      "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

      "Remarketing Date" means the date on which the Note is transferred to any Person other than a Lender, the Placement Agent or any entity which enters into a commitment to purchase interests in Advances or the Notes held by the Lenders.

      "Required Holdback" means, as of any date, the sum of (i) the greater of
(a) the product of (1) 1 minus the Advance Rate and (2) the Aggregate Outstanding Principal Balance of Eligible Receivables on such date and (b) $300,000 and (ii) the Deficiency Amount for such date.

      "Responsible Officer" means, with respect to any Person that is not an individual, the President, any Vice-President or Assistant Vice-President, Corporate Trust Officer or the Controller of such Person, or any other officer or employee having similar functions.

      "Rule of 78s Method" means the method under which a portion of a payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78s."

      "Rule of 78s Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Rule of 78s Method.

      "Schedule of Receivables" means the Schedule of Receivables in the form attached hereto as Schedule A as supplemented from time to time in connection with the transfer of Receivables by OFL-A to the Borrower.

      "Scheduled Payment" means, with respect to any Receivable, the periodic payment set forth in such Receivable (excluding, however, any portion of such payment that represents late payment charges and payments in respect of taxes, licenses or similar items).

      "Secondary Rating Event" means that the claims-paying ability of the Insurer is rated less than A or A2 by either of the Rating Agencies.

      "Secured Obligations" has the meaning set forth in the Custodial
Agreement.

      "Secured Parties" has the meaning set forth in the Custodial Agreement.

      "Servicer" means ACC or, as applicable, any successor servicer appointed pursuant to Section 13.3.

      "Servicer Delinquency Ratio" means, as of any date, the ratio, expressed as a percentage, computed by dividing (i) the Aggregate Outstanding Principal Balance on such date of all Receivables serviced by the Servicer (A) that are Delinquent Receivables and (B) as to which ninety percent or more of a Scheduled Payment is more than 30 days past due (including all Receivables for which the related Financed Vehicle has been repossessed and the proceeds thereof have not yet been realized by the Servicer) by (ii) the average Aggregate Outstanding Principal Balance of all Receivables originated and serviced by the Servicer for the last day of the preceding Collection Period.

      "Servicer Extension Notice" has the meaning set forth in Section 8.14.

      "Servicer Termination Event" has the meaning set forth in Section 13.1.

      "Servicer's Certificate" means, with respect to each Determination Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with Section 8.9, substantially in the form attached hereto as Exhibit E.

      "Servicing Fee" means, as of any Distribution Date, an amount equal to the product of (i) 1/12 of the Servicing Fee Rate and (ii) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool as of the first day of the Collection Period immediately preceding such Distribution Date.

      "Servicing Fee Rate" means 2.75%.

      "Servicing Procedures Manual" means the servicing manual used by ACC in the servicing of Receivables, as amended from time to time.

      "Settlement Date" means, with respect to any Advance, (x) each Distribution Date, (y) prior to a Remarketing Event, at the option of the Agent or the Borrower, the last day of the current Fixed Period of such Advance or (z) the date on which the Borrower shall prepay Advances pursuant to Section 4.1 hereof.

      "Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

      "Simple Interest Receivable" means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

      "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

      "Stated Maturity Date" means March 26, 1998, as extended as specified in and upon notice to the Borrower and Insurer by the Lenders; provided that on and after the Facility Termination Date, the "Stated Maturity Date" shall be the Distribution Date occurring during the 75th month following the Facility Termination Date, or such other date as determined by the Placement Agent on the Remarketing Date.

      "Subsidiary" means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

      "Take-Out Securitization" means (i) a financing transaction of any sort undertaken by the Borrower or any Affiliate of the Borrower secured, directly or indirectly, by any Transferred Receivables or (ii) any other asset securitization, secured loans or similar transactions involving any Transferred Receivables or any beneficial interest therein.

      "Tangible Net Worth" means with respect to the Borrower, the net worth of the Borrower calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the Borrower's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

      "Term Index Rate" means, as of any date, the sum of (x) the Index Rate plus (y) the Term Index Spread plus (z) the Base Fee Percentage.

      "Term Index Spread" means 2% or such lower percentage as may be set for a specified period or periods by the Lenders by written notice to the Borrower, the Insurer and the Custodian.

      "Total Expense Percentage" means, as of any date, the sum of (x) the Servicing Fee Rate plus (y) the fee to be paid to the Custodian pursuant to the Custodial Agreement plus (z) the Premium Rate.

      "Total Receivables Pool" means all Receivables owned by the Borrower.

      "Transaction Documents" means this Agreement, the Note(s), the Fee Letter, the Custodial Agreement, the Purchase and Sale Agreement, the Indemnity Agreement, the

Policy and the other documents to be executed and delivered in connection with this Agreement.

      "Transferred Receivable" has the meaning set forth in the Purchase and Sale Agreement.

      "Transfer Request" has the meaning set forth in Section 9.5(a).

      "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

      "Unmatured Event of Default" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

      "Warehouse Facility" means, as of any date, any subsequent agreement or agreements entered into from time to time after the date hereof, providing for the financing of the Receivables, as such agreement or agreements may be amended, supplemented or otherwise modified from time to time (i) in an amount equal at least to the lesser of (x) 50% of the outstanding principal amount of Receivables originated by ACC in the immediately preceding calendar quarter and
(y) $50,000,000, and (ii) with respect to which the Custodian acts as custodian thereunder for the benefit of the Lenders.

      "Warranty Receivable" means, with respect to any Collection Period, a Receivable that the Servicer has become obligated to repurchase pursuant to
Section 8.7.

      "Yield" means, with respect to any period, the sum of the following:

                  (i) without duplication of the amount set forth in the
            immediately following clause (ii), the sum of the daily interest accrued on the commercial paper outstanding on each day during such period net of investment earnings on any Pre-funded Amount equal, for any such day, to the product of (x) the outstanding principal amount of commercial paper on such day, (y) the Commercial Paper Rate and (z) 1/360, plus

                  (ii) if any commercial paper has been issued during such
            period to fund the interest component on any other commercial paper maturing on a date other than a Settlement Date, the sum of the daily interest accrued on such additional commercial paper outstanding on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such additional commercial paper on such day,
            (y) the Commercial Paper Rate and (z) 1/360, plus

                  (iii) the sum of the daily interest accrued on Advances funded or maintained other than through the issuance of commercial paper on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such Advances on such day, (y) the Bank Rate and (z) the applicable computation period determined in accordance with Section 3.5 of this Agreement, less the amount of Yield paid on all Interim Distribution Dates during such period; and on any day on and after the Remarketing Date, the "Yield" for any period shall equal the sum of the daily interest for each such day during such period equal to the product of (x) the rate determined by the Placement Agent and set forth in the applicable note purchase agreement (which rate shall not exceed the Maximum Interest Rate) and (y) the outstanding principal of all Advances on such day, and (z) 1/360.

      SECTION 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

            (b) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement, the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
      Section 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

            (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

                                   ARTICLE II

                    THE FACILITY, ADVANCE PROCEDURES AND NOTE

      SECTION 2.1 Facility. On the terms and subject to the conditions set forth in this Agreement, Alpine may, in its sole discretion, and, if Alpine elects not to, the Banks shall, make Advances to the Borrower on a revolving basis from time to time before the Facility Termination Date in such amounts as may be from time to time requested by the Borrower pursuant to Section 2.2 (the "Facility"); provided, however, that the aggregate principal amount of all Advances from time to time outstanding hereunder shall not exceed the lesser of (a) the Facility Limit and (b) the Borrowing Base. Within the limits of the Facility, the Borrower may borrow, prepay and reborrow under this Section 2.1. Under no circumstances shall any Lender make any such Advance if after giving effect thereto the aggregate outstanding principal balance of all Advances would exceed the Facility Limit.

      SECTION 2.2 Advance Procedures. The Borrower may request an Advance hereunder by giving notice to the Agent, the Custodian and the Insurer of a proposed Advance not later than 1:00 P.M., New York time, one Business Day prior to the proposed date of such Advance. Each such notice (herein called an "Advance Request") shall be in the form of Exhibit A and shall include the date and amount of such proposed Advance, the desired duration of the Fixed Period for such Advance and the supplement to the Schedule of Receivables setting forth the information required therein with respect to the Receivables to be acquired by the Borrower with the proceeds of the proposed Advance. Any Advance Request given by the Borrower pursuant to this Section 2.2 shall be irrevocable and binding on the Borrower.

      SECTION 2.3 Funding. Subject to the satisfaction of the conditions precedent set forth in Article VII with respect to such Advance and the limitations set forth in Section 2.1, the Lenders shall make the proceeds of such requested Advance available as follows: first, to the extent there is a Liquidity Amount Shortfall on the proposed date of the Advance, an amount equal to the Liquidity Amount Shortfall shall be deposited by the Lenders in the Liquidity Account and, second, all amounts of the proposed Advance in excess of any Liquidity Amount Shortfall shall be made available to the Custodian at Account No. 13313510 at Norwest Bank Minnesota, National Association in same day funds no later than 3:00 p.m., New York time, on the proposed date of the Advance. Each Advance shall be on a Business Day and shall be in an amount of at least $1,000,000 (or an integral multiple of $50,000 in excess thereof); provided, however, that, subject to Section 2.1 and Section 7.2, on any Settlement Date for any existing

Advance, the Borrower may request the Lenders (a) to fund all or a part of such existing Advance, and (b) to fund any increase in such Advance in such amount as may be specified by the Borrower in the related Advance Request.

      SECTION 2.4 Representation and Warranty. Each request for an Advance pursuant to Section 2.2 shall automatically constitute a representation and warranty by the Borrower to the Agent and the Lenders that, on the requested date of such Advance, (a) the representations and warranties contained in
Article IX will be true and correct as of such requested date as though made on such date, (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Advance, and (c) after giving effect to such requested Advance, the aggregate principal balance of the outstanding Advances hereunder will not exceed the Borrowing Base.

      SECTION 2.5 [Intentionally left blank]

      SECTION 2.6 [Intentionally left blank]

      SECTION 2.7 Voluntary Termination of Facility; Reduction of Facility Limit. The Borrower may, in its sole discretion for any reason upon at least five Business Days' notice to the Agent, terminate the Facility in whole or reduce in part the unused portion of the Facility Limit; provided, however, that
(a) each such partial reduction will be in a minimum amount of $5,000,000 or a higher integral multiple of $1,000,000, (b) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, the remaining Facility Limit will not be less than $50,000,000, and
(c) in connection therewith the Borrower complies with Section 3.2(b) and
Section 4.l(b).

      SECTION 2.8 Note. All Advances shall be evidenced by one or more Notes, with appropriate insertions, payable to the order of the Agent, on behalf of the Investors. The Borrower hereby irrevocably authorizes the Agent to make (or cause to be made) appropriate notations on the grid attached to the Note(s) (or on any continuation of such grid, or at the Agent's option, in its records), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the yield rate and Fixed Period applicable to the Advances evidenced thereby. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; provided, however, that the failure to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

                                  ARTICLE III

                                YIELD, FEES, ETC.

      SECTION 3.1 Yield Rates. The Borrower hereby promises to pay Yield on the unpaid principal amount of each Advance (or each portion thereof) for the period commencing on the date of such Advance until such Advance is paid in full and on the outstanding principal amount (the "Pre-funded Amount") of any commercial paper issued, as determined by the Agent in consultation with the Borrower, with the intention of disbursing the proceeds thereof as an Advance on a date after the date of such issuance, as follows:

            (a) at all times while the making or maintenance of such Advance (or the applicable portion thereof) and the Pre-funded Amount is funded by Alpine by the issuance of commercial paper at a rate per annum equal to the Commercial Paper Rate;

            (b) at all times while the making or maintenance of such Advance (or the applicable portion thereof) (i) is funded by Alpine during each Fixed Period for such Advance (or such portion) other than by the issuance of commercial paper or (ii) is funded by the Lenders, at a rate per annum equal to the Bank Rate; and

            (c) notwithstanding the provisions of the preceding clauses (a) and
      (b), in the event that an Event of Default has occurred and is continuing, at a rate per annum (the "Default Rate") equal to the Alternate Base Rate (but not less than the Yield in effect for such Advance as at the date of such Event of Default), plus a margin of 2%.

      After the date any principal amount of any Advance is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) or after any other monetary Obligation of the Borrower arising under this Agreement shall become due and payable, the Borrower shall pay (to the extent permitted by law, if in respect of any unpaid amounts representing Yield,) Yield (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%. No provision of this Agreement or the Note shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law.

      SECTION 3.2 Yield Payment Dates. Yield accrued on each Advance shall be payable, without duplication:

            (a) on the Stated Maturity Date;

            (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance; and

            (c) on each Distribution Date provided that, prior to the Remarketing Date, Yield relating to such Advance may be payable, at the option of the Agent or the Borrower, on the related Settlement Date.

      SECTION 3.3 Yield Allocations; Selection of Fixed Periods, etc. (a) The Agent shall, from time to time and in its sole discretion in good faith, determine whether Yield in respect of the Advances then outstanding, or any portion thereof, shall be calculated by reference to the Commercial Paper Rate (such portion being herein called a "CP Allocation") or the Bank Rate (such portion being herein called a "Bank Rate Allocation", and together with a CP Allocation individually called an "Allocation", and collectively, "Allocations"); provided, however, that the Agent may determine, at any time and in its sole discretion in good faith, that the Commercial Paper Rate is unavailable or otherwise not desirable, in which case the Advances will be allocated to a Bank Rate Allocation (unless the Default Rate is in effect). The Agent shall provide the Borrower with reasonably prompt notice of the Allocations made by it pursuant to this Section 3.3(a).

            (b) The Agent, in its sole discretion in good faith after consultation with the Borrower, shall select the duration of the initial and each subsequent Fixed Period relating to each Advance. In selecting such Fixed Period, the Agent shall use reasonable efforts, taking into consideration market conditions, to accommodate the Borrower's preferences; provided, however, that the Agent shall have the ultimate authority to make all such selections. Unless consented to or directed by the Agent, the aggregate number of Fixed Periods for all Advances outstanding at any one time hereunder shall not exceed 12, it being understood that if necessary to match the funding requirement of Alpine, any Advance may be divided into portions having different Fixed Periods.

      SECTION 3.4 Fees. The Borrower agrees to pay to CSFB, as agent for the Lenders, certain fees in the amounts and on the dates set forth in the letter agreement among the Agent, the Borrower, ACC, the Placement Agent and the Custodian as of the date hereof (as the same may be amended, supplemented or otherwise modified, the "Fee Letter").

      SECTION 3.5 Computation of Yield and Fees. All Yield and Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Yield or fee is payable over a year comprised of 360 days (or, in the case of Yield on an Advance bearing Yield at the Alternate Base Rate, 365 days or, if appropriate, 366 days).

                                   ARTICLE IV

                           REPAYMENTS AND PREPAYMENTS

      SECTION 4.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Advance on the Stated Maturity Date. Prior thereto, the Borrower:

            (a) may, from time to time on any Business Day, make a prepayment, in whole or in part, of the outstanding principal amount of any Advance; provided, however, that

                  (i) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Agent; and

                  (ii) all such voluntary partial prepayments shall be in a
            minimum amount of $1,000,000 and an integral multiple of $500,000;

            (b) shall, on each date when any reduction in the Facility Limit shall become effective pursuant to Section 2.7, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Facility Limit as so reduced;

            (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Advances pursuant to Section 14.2, repay all Advances, unless, pursuant to Section 14.2(a), only a portion of all Advances is so accelerated, in which event the Borrower shall repay the accelerated portion of the Advances; and

            (d) shall, on the date the Borrower receives any net proceeds from any Take-Out Securitization (after deducting all costs and expenses of such Take-Out Securitization), make a prepayment of the Advances in an amount substantially equal to such net proceeds or, if less, the total outstanding amount of Advances.

      Each such prepayment shall be subject to the payment of any amounts required by Section 6.3 resulting from a prepayment or payment of an Advance prior to the Settlement Date with respect thereto.

                                   ARTICLE V

                                    PAYMENTS

      SECTION 5.1 Making of Payments. Subject to, and in accordance with, the provisions of the Custodial Agreement, all payments of principal of, or Yield on, the Advances and of all Fees and the amounts shall be made by the Borrower no later than 2:00 p.m., New York time, on the day when due in lawful money of the United States of America in same day funds to the Agent, at its special account (account number 930539- 08) maintained at the office of CSFB at Eleven Madison Avenue, New York, New York or such other account as the Agent shall designate in writing to the Borrower, the Custodian and the Insurer (the "Agent's Account"). Funds received by the Agent after 2:00 p.m. New York time, on the date when due, will be deemed to have been received by the Agent on its next following Business Day.

      SECTION 5.2 Application of Certain Payments. Each payment of principal of the Advances shall be applied to such Advances as the Borrower shall direct or, in the absence of such notice or during the existence of an Event of Default or after the Facility Termination Date, as the Agent shall determine prior to the Remarketing Date, in its discretion and, after the Remarketing Date, as directed by the holders of the Notes.

      SECTION 5.3 Due Date Extension. If any payment of principal or Yield with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Yield shall accrue and be payable for the period of such extension at the rate applicable to such Advance.


                                   ARTICLE VI

                              INCREASED COSTS, ETC.

      SECTION 6.1 Increased Costs. (a) If due to the introduction of or any change in or in the interpretation of any law or regulation occurring or issued after the date hereof, the Agent, any Lender, any entity which enters into a commitment to make Advances or purchase interests therein, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make Advances related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this Section 6.1(a) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Lender.

            (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 6.2) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued or delivered after the date hereof, there shall be any increase in the cost to a Lender of agreeing to make Advances in respect of which Yield is computed by reference to the Eurodollar Rate, then, upon demand by such Lender (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increased costs. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

      SECTION 6.2 Additional Yield on Advances Bearing a Eurodollar Rate. The Borrower shall pay to any Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Advances of such Lender during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Fixed Period, payable on each date on which Yield is payable on such Advances. Such additional Yield shall be determined by such Lender and notice thereof (accompanied by a statement setting forth the basis for the amount being claimed) given to the Borrower through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

      SECTION 6.3 Funding Losses. The Borrower hereby agrees that upon demand by any Affected Person (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Affected Person against any net loss or expense which such Affected Person may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any Advance to the Borrower or any Pre- funded Amount), as reasonably determined by such Affected Person, as a result of (a) any payment or prepayment (including any mandatory prepayment) of any Advance on a date other than the Settlement Date for such Advance, or (b) any failure of the Borrower to accept or request the disbursement of any Pre-funded Amount to make any Advance on a date specified therefor in a related Advance Request. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.


                                   ARTICLE III

                             CONDITIONS TO ADVANCES

      The making of any Advance hereunder is subject to the following conditions precedent:

      SECTION 7.1 Initial Advance. The making of the initial Advance is, in addition to the conditions precedent specified in Section 7.2, subject to the condition precedent that the Agent and the Insurer shall have each received all of the following, each duly executed and dated the date of such Advance (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent and the Insurer:

            (a) Resolutions. Certified copies of resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement and the other Transaction Documents to which it is a party.

            (b) Incumbency and Signatures. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of its officer or officers authorized to sign this Agreement, and the other Transaction Documents.

            (c) Closing Certificate. A certificate from an authorized officer of the Borrower as to the satisfaction of the conditions set forth in clauses
      (a), (b) and (c) of Section 7.2.1 as at the date of this Agreement.

            (d) Borrowing Base Certificate. A Borrowing Base Certificate duly executed by the chief financial officer of the Borrower showing a calculation of the Borrowing Base as of the date of such initial Advance.

            (e) Transaction Documents. Executed counterparts of each Transaction Document, duly executed by each of the parties thereto, and all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

            (f) Other. Such other documents as the Agent or the Insurer may reasonably request.

      SECTION 7.2 All Advances. The making of the initial Advance and each subsequent Advance are subject to the following further conditions precedent that:

            (a) No Default, etc. (i) No Event of Default (including, without limitation, an Insurance Agreement Event of Default) or Unmatured Event of Default has occurred and is continuing or will result from the making of such Advance, (ii) the representations and warranties of the Borrower contained in Article IX are true and correct as of the date of such requested Advance, with the same effect as though made on the date of such Advance, and (iii) after giving effect to such Advance, the aggregate outstanding principal balance of the Advances hereunder will not exceed the Borrowing Base.

            (b) Advance Request, etc. The Agent and the Insurer shall have received the Advance Request for such Advance in accordance with Section 2.2, together with all items required to be delivered in connection therewith.

            (c) Facility Termination Date. The Facility Termination Date shall not have occurred.

            (d) Minimum Advance Amount. The amount of such Advance is not less than $1,000,000.

            (e) Collateral Receipt/Receipt Certification. The Agent shall have received either a Collateral Receipt or a Receipt Certification in respect of each Receivable identified as an "Eligible Receivable" in the Borrowing Base Confirmation to be delivered pursuant to Section 7.2(f) below.

            (f) Borrowing Base Confirmation. The Agent shall have received a Borrowing Base Confirmation.

            (g) Insurer Downgrade. The Insurer Downgrade Date shall not have occurred.


                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

      SECTION 8.1 Duties of the Servicer. The Servicer is hereby authorized to act for the Borrower and in such capacity shall manage, service, administer and make collections on the Transferred Receivables, and perform the other actions required by the Servicer under this Agreement for the benefit of the Investors. The Servicer agrees that its servicing of the Transferred Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others in accordance with ACC's Servicing Procedures Manual as in effect from time to time for servicing all its other comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Transferred Receivables, investigating delinquencies, sending payment statements to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Agent and the Insurer with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Transferred Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Transferred Receivables, the Financed Vehicles or the Obligors.

      To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower to execute and deliver, on behalf of the Borrower, the Insurer, the Investors, the Custodian or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Transferred Receivable or waive the right to collect the unpaid balance of any Transferred Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is de minimis and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower, the Custodian and the Investors (provided the Servicer has obtained the Borrower's, the Custodian's and the Agent's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Transferred Receivable pursuant to Section 8.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Transferred Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower, the Custodian or the Investors, as the case may be, shall thereupon be deemed to have automatically assigned such Transferred Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the

Servicer is authorized and empowered by the Borrower, the Custodian or the Investors, as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower, the Custodian or the Investors, as the case may be, shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

      SECTION 8.2 Collection of Receivable Payments; Modification and Amendment of Receivables; Lockbox Agreements. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Transferred Receivables, the Dealer Agreements, the Dealer Assignments and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Investors with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Transferred Receivable.

            (b) The Servicer may at any time agree to a modification or amendment of a Transferred Receivable in order to (i) change the Obligor's regular due date to a date within 30 days in which such due date occurs,
      (ii) re-amortize the scheduled payments on the Transferred Receivable following a partial prepayment of principal or (iii) convert a Rule of 78s Receivable to a Simple Interest Receivable.

            (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Transferred Receivable (including those modifications permitted by Section 8.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Transferred Receivable, will maximize the amount to be received by the Borrower and the Investors with respect to such Transferred Receivable, and is otherwise in the best interests of the Borrower and the Investors; provided, however, that:

                  (i) the aggregate period of all extensions on a Transferred
            Receivable shall not exceed two months;

                  (ii) any such extension shall not extend beyond 75 months
            after the Facility Termination Date;

                  (iii) the Servicer shall not amend or modify a Transferred
            Receivable (except as provided in Section 8.2(b) and this Section 8.2(c)) without the written consent of the Controlling Party; and

                  (iv) so long as an Insurer Default shall not have occurred and be continuing, the term of each Transferred Receivable may only be extended once.

            (d) The Servicer shall use its best efforts to cause Obligors to make all payments on the Transferred Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Investors pursuant to a Lockbox Agreement. Amounts received by a Lockbox Bank in respect of the Transferred Receivables may initially be deposited into a demand deposit account maintained by the Lockbox Bank as agent for the Investors and for other owners of automobile receivables serviced by the Servicer. The Lockbox Banks shall, pursuant to the Lockbox Agreement, deposit all payments on the Transferred Receivables in the Lockbox Account no later than the Business Day after receipt and transfer all amounts credited to the Lockbox Account on account of such payments to the Collection Account, no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of the Controlling Party, an Eligible Account satisfying clause (i) of the definition thereof. Any payments on the Transferred Receivables inadvertently received by the Servicer shall be deposited directly into the Collection Account no later than the second Business Day after receipt of such payments.

      Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Transferred Receivables by check to make such payments thereafter directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank).

      Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Investors for servicing and administering the Transferred Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

      In the event the Servicer shall for any reason no longer be acting as such, the Backup Servicer or successor Servicer shall thereupon assume all of the rights and, from the date of assumption, all of the obligations of the outgoing Servicer under the Lockbox Agreement. The Backup Servicer or any other successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability, or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Controlling Party elects to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Controlling Party, the Agent or a successor Lockbox Bank, all documents and records relating to the Transferred Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox Account established by the successor.

            (e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

      SECTION 8.3 Realization Upon Receivables. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Transferred Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Transferred Receivable but in no event later than the date on which ninety percent or more of a Scheduled Payment has become 120 or more days delinquent. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 8.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such Transferred Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Transferred Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Collection Account) to the extent of such expenses. The Servicer shall not be permitted to retain any such expenses in excess of the amounts specified as part of the information contained in the Servicer's Certificate delivered on the next succeeding Determination Date. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on repossessed Financed Vehicles; the Servicer shall be entitled to reimbursement of any such tax from Liquidation Proceeds with respect to such Transferred Receivable.

            (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower and [the Custodian] to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Borrower, at the Servicer's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name. All amounts recovered shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.


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
      SECTION 8.4 Insurance. (a) The Servicer shall monitor the status of the Insurance Policies in accordance with its customary servicing procedures. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage insurance policy covering the related Financed Vehicle which satisfies the conditions set forth in subsection (x) of the definition of "Eligible Receivable" (including during the repossession of such Financed Vehicle) the Servicer shall be diligent in carrying on its customary servicing procedures to enforce the rights of the holder of the Receivable thereunder to ensure that the Obligor obtains such physical loss and damage insurance.

            (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Borrower and the Investors. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower, the Custodian and the Investors under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Borrower shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name.

      SECTION 8.5 Maintenance of Security Interests in Financed Vehicles. (a) Consistent with its obligations under this Agreement and the Custodial Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Transferred Receivable in the related Financed Vehicle on behalf of the Borrower and the Secured Parties, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Borrower and the Secured Parties each hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Borrower and the Secured Parties as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Transferred Receivable to the Borrower and the Secured Parties is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Borrower and the Secured Parties, the parties hereto agree that OFL-A's, American Credit Corporation's (in its capacity as predecessor to

ACC) or ACC's or ACC's d/b/a Accent Financial Services (both in its individual capacity and as the successor to American Credit Corporation) designation as the secured party on the certificate of title is, with respect to each secured party, as applicable, in its capacity as agent of the Borrower and the Secured Parties.

            (b) Upon the occurrence of an Insurance Agreement Event of Default, the Controlling Party may instruct the Borrower and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Transferred Receivables in the name of the Borrower and the Custodian by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent. The Borrower hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor; provided, however, that if the Insurer requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer, the Borrower and the Custodian in connection with such action shall be reimbursed to the Servicer, the Borrower or the Custodian, as applicable, by the Insurer.

      SECTION 8.6 Covenants, Representations and Warranties of Servicer. The Servicer hereby makes the following representations, warranties and covenants to the other parties hereto and the Insurer on which the Lenders shall rely in making the Advances and on which the Insurer shall rely in issuing the Policy.

            (a) The Servicer covenants to the Borrower, the Agent, the Investors and the Insurer as follows:

                  (i) Liens in Force. The Financed Vehicle securing each
            Transferred Receivable shall not be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

                  (ii) No Impairment. The Servicer shall do nothing to impair the rights of the Borrower, the Investors or the Insurer in the Transferred Receivables, the Dealer Agreements, the Dealer Assignments or the Insurance Policies;

                  (iii) No Amendments. The Servicer shall not extend or
            otherwise amend the terms of any Transferred Receivable, except in accordance with Section 8.2;

                  (iv) Servicing of Receivables. The Servicer shall service the
            Transferred Receivables as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual for servicing all its other comparable motor vehicle receivables and the Servicer shall not change the manner in which it services the Receivables in any way that can have an adverse effect on the Receivables;

                  (v) Compliance with Laws. The Servicer shall comply with the laws of each state in which a Transferred Receivable is located, including, without limitation, all federal and state laws regarding the collection and enforcement of consumer debt;

                  (vi) Notice of Relocation. The Servicer shall give the Agent at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services the Collateral and its principal executive office within the United States of America;

                  (vii) Maintenance of Computer Systems, etc. The Servicer shall maintain its computer systems so that, from and after the time of the first Advance under this Agreement, the Servicer's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Custodian, for the benefit of the Secured Parties. Indication of the Custodian's security interest shall be deleted from or modified on the Servicer's computer systems when, and only when, the Collateral in question shall have been paid in full; and

                  (viii) Other Sales, Grants or Transfers. If at any time the
            Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner


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
            whatsoever to any Collateral shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Custodian.

            (b) The Servicer represents and warrants to the Borrower, the Agent, the Investors and the Insurer, as of the Closing Date as to itself that:

                  (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

                  (iii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (involving the servicing of the Transferred Receivables as required by this Agreement) requires or shall require such qualification;

                  (iii) Power and Authority. The Servicer has the power and
            authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action;

                  (iv) Binding Obligation. This Agreement and the Transaction
            Documents to which it is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (v) No Violation. The consummation of the transactions
            contemplated by this Agreement and the Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the

            Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or in any way materially adversely affect the interest of the Borrower, the Investors or the Insurer in any Transferred Receivable, or affect the Servicer's ability to perform its obligations under this Agreement;

                  (vi) No Proceedings. There are no proceedings or
            investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (D) that could have a material adverse effect on the Transferred Receivables;

                  (vii) Approvals. All approvals, authorizations, consents,
            orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date;

                  (vii) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental


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
            authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

                  (ix) Chief Executive Office. The chief executive office of ACC is located at 12750 High Bluff Drive, Suite 320, San Diego, California 92130.

      SECTION 8.7 Purchase of Receivables Upon Breach of Covenant or Representation and Warranty. The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement and the Insurer promptly, in writing, upon the discovery of any breach of the Servicer's representations and warranties and covenants pursuant to Section 8.5(a) or 8.6; provided, however, that the failure to give any such notice shall not derogate from any obligation of the Servicer hereunder to repurchase any Transferred Receivable; provided, further that, the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties and covenants. Unless the breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach, the Servicer shall have an obligation, and the Borrower and the Agent shall (provided that it either has made such discovery or has received such notice thereof) enforce such obligation of the Servicer, to repurchase any Transferred Receivable materially and adversely affected by the breach. The Borrower shall notify the Agent and the Insurer promptly, in writing, of any failure by the Servicer to so repurchase any Transferred Receivable. In consideration of the purchase of the Transferred Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 8.8(b).

      In addition to the foregoing and notwithstanding whether the related Transferred Receivable shall have been purchased by the Servicer, the Servicer shall indemnify the Backup Servicer, the Insurer, the Borrower, the Agent and the Investors against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to a breach of the covenants or representations and warranties set forth in Section 8.5(a) or 8.6.

      SECTION 8.8 Total Servicing Fee; Payment of Certain Expenses by Servicer.
(a) Subject to, and in accordance with, the provisions of the Custodial Agreement, on each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Collection Period.

            (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and the Insurer). The Servicer shall be liable for the fees and


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
      expenses of the Backup Servicer, the Lockbox Bank (and any fees under the Lockbox Agreement) and the Independent Accountants.

      SECTION 8.9 Servicer's Certificate. (a) No later than 10:00 a.m. New York City time on each Determination Date, the Servicer shall deliver to the Backup Servicer, the Insurer, the Borrower and the Agent a Servicer's Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as Exhibit E. Transferred Receivables purchased by the Servicer or ACC and each Transferred Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

            (b) In addition to the information required by Section 8.9(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Insurer, the Borrower and the Agent (i) whether any Event of Default or Unmatured Event of Default has occurred as of such Determination Date, (ii) whether any Event of Default or Unmatured Event of Default that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date, and (iii) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred.

      SECTION 8.10 Annual Statement as to Compliance; Notice of Servicer Termination Event. (a) The Servicer shall deliver to the Backup Servicer, the Insurer, the Borrower, and the Agent, on or before December 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on the first December 31 (or other applicable date) next following the date that is six months after the Closing Date, an Officer's Certificate, dated as of December 31 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (b) The Servicer shall deliver to the Backup Servicer, the Insurer, the Borrower and the Agent, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 13.1. The Borrower or the Servicer shall deliver to the Backup Servicer, the Insurer, the Borrower and the

      Agent promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 13.1.

      SECTION 8.11 Annual Independent Accountants' Report. (a) The Servicer shall, at its expense, cause a firm of nationally recognized independent certified public accountants acceptable to the Insurer (as long as no Insurer Default has occurred and is continuing), the Agent (and upon which the Controlling Party may rely) (the "Independent Accountants"), who may also render other services to the Servicer or to the Borrower to deliver to the Borrower, the Agent, the Backup Servicer and the Insurer, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on the first March 31 (or other applicable date) after the date that is six months after the Closing Date (but in no event later than March 31, 1998), with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "Accountants' Report") addressed to the Board of Directors of the Servicer, to the Agent, to the Backup Servicer and to the Insurer, to the effect that such firm has audited the financial statements of the Servicer and has examined the Servicer's Certificates and issued its report thereon and that such audit/examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included an examination of documents and records relating to the servicing of automobile installment sales contracts under pooling and servicing agreements substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement); (3) included an examination of the delinquency and loss statistics relating to the Servicer's and the Borrower's portfolio of automobile installment sales contracts; (4) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; and (5) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, generally accepted auditing standards or paragraph four of the Program requires such firm to report. The Accountants' Report shall further state that
(1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates; (2) except as disclosed in the Accountant's Report, no exceptions or errors in the Servicer's Certificates so examined were found; (3) the delinquency and loss information relating to the Transferred Receivables contained in the Servicer

Certificates were found to be accurate; and (4) except for (i) such exceptions as the Independent Accountants believe to be immaterial, and (ii) such other exceptions as shall be set forth in the Accountants' Report, the Independent Accountants have examined the Servicer's Certificates delivered during the previous calendar year and such records relating to the Transferred Receivables as the Independent Accountants deem necessary as a basis for the Accountants' Report.

            (b) The Accountants' Report shall also indicate that the firm is independent of the Borrower and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      SECTION 8.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Backup Servicer, the Borrower, the Agent and the Insurer reasonable access to the documentation regarding the Transferred Receivables including, without limitation, copies of the Dealer Underwriting Guides and the Servicing Procedures Manual. Nothing in this Section 8.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 8.12 as a result of such obligation shall not constitute a breach of this Section 8.12.

      SECTION 8.13 Monthly Tape. On or before the fourth Business Day, but in no event later than the fifth calendar day, of each month, the Servicer will deliver to the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Backup Servicer) in a format acceptable to the Backup Servicer containing the information with respect to the Transferred Receivables as of the last day of the immediately preceding calendar month necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in the Custodial Agreement. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Backup Servicer) to verify the Servicer's Certificate delivered by the Servicer, and in the event that the Backup Servicer discovers a discrepancy or discrepancies, the Backup Servicer shall certify to the Agent and the Insurer that it has verified the Servicer's Certificate in accordance with this Section 8.13 and shall notify the Servicer, the Agent and the Insurer of any such discrepancies, in each case, on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup


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
Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fourth Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

      In addition, the Servicer shall, if so requested by the Controlling Party or the Agent, deliver to the Backup Servicer its Collection Records and its Monthly Records within one Business Day of demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables.

      Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

      SECTION 8.14 Retention of Servicer. ACC hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on June 30, 1997, which term shall be extendible by the Controlling Party for successive quarterly terms ending on each successive December 31, March 31, June 30 and September 30 (or, pursuant to revocable written standing instructions from time to time to the Servicer, for any specified number of terms greater than one). Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Controlling Party to the Servicer. ACC hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, ACC shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement.

      SECTION 8.15 Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.


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
        SECTION 8.16 Insurance. The Servicer shall maintain customary amounts of insurance coverage, including, without limitation, coverage for fire, theft, workers compensation and servicer liability arising from the collection of Transferred Receivables. The Servicer shall be entitled to self-insure with respect to such insurance so long as the long-term unsecured debt obligations of the Servicer are rated in the second highest long-term debt category by each of the Rating Agencies.

        SECTION 8.17 Accounts. (a) The Servicer shall establish the
Collection Account in the name of the Custodian for the benefit of the Secured Parties. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Custodian.

            (b) The Servicer shall establish the Liquidity Account in the name of the Custodian for the Benefit of the Secured Parties. The Liquidity Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Custodian.

            (c) The Servicer shall establish the Collateral Account in the name of the Custodian for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Custodian.

            (d) The Custodian shall deposit to the Collateral Account any amount delivered to it by the Borrower and designated to be deposited in the Collateral Account. The Custodian shall withdraw and pay to the Borrower upon the Borrower's request, any amount on deposit in the Collateral Account, provided, that following such withdrawal, no Borrowing Base Deficiency shall result.

      SECTION 8.18 Collections. (a) Pursuant to the Lockbox Agreements, the Lockbox Banks shall remit to the Collection Account within two Business Days of receipt thereof (i) all payments by or on behalf of the Obligors and (ii) all Liquidation Proceeds, each as collected during the Collection Period. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds, no later than the Business Day following receipt directly (without deposit into any intervening account) into the Collection Account.

            (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the


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
      Servicer or the Lockbox Bank to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date upon certification by the Servicer of such amounts and the provision of such information to the Custodian, the Agent and the Insurer as may be necessary in the opinion of the Agent and the Insurer to verify the accuracy of such certification. In the event that the Agent and the Insurer have not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section 8.18(b), the Insurer or the Agent shall give the Custodian notice to such effect, following receipt of which the Custodian shall not make a distribution to the Servicer in respect of such amount, or if the Servicer prior thereto has been reimbursed, the Custodian shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

      SECTION 8.19 Application of Collections. For the purposes of this Agreement, all collections for a Collection Period shall be applied by the Servicer with respect to each Transferred Receivable (other than a Purchased Receivable) as follows: (i) in the case of a Rule of 78s Receivable, first, with respect to the Scheduled Payment of such Rule of 78s Receivable, to interest and principal in accordance with the actuarial method, and, second, to any late fees accrued with respect to such Rule of 78s Receivable, and (ii) in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to Simple Interest Receivables, any prepayment of principal during each Collection Period shall be immediately applied to reduce the principal balance of such Receivable during such Collection Period. Notwithstanding any of the foregoing provisions of this
Section 8.19, if application of any payment made with respect to a Rule of 78s Receivable to prepay such Rule of 78s Receivable as provided above would reduce the principal balance of such Rule of 78s Receivable to zero, only the portion of such payment that reduces the principal balance of such Rule of 78s Receivable to zero shall be applied to prepay such Rule of 78s Receivable. Any remaining portion of such payment and any payments made thereafter with respect to such Rule of 78s Receivable shall be paid to the Servicer as additional servicing compensation.


                                   ARTICLE IX

                           GRANT OF SECURITY INTERESTS

        SECTION 9.1 Borrower's Grant of Security Interest. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations, the Borrower hereby assigns and pledges to the Custodian,


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
for the benefit of the Secured Parties, and grants to the Custodian, for the benefit of the Secured Parties, a security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Borrower Collateral"):

            (a) all Collateral;

            (b) the Purchase and Sale Agreement, each Lockbox Agreement and all other Transaction Documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables (collectively, the "Borrower Assigned Agreements"), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the vehicles underlying the Receivables, (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements; provided, that to the extent the foregoing applies to the Transferred Receivables as well as other receivables originated and/or serviced by ACC, the foregoing shall apply only to the Transferred Receivables;

            (c) all of the following (the "Borrower Account Collateral"):

                  (i) each Lockbox Account, the Lockboxes and all funds held in each Lockbox Account and the Lockboxes and all certificates and instruments, if any, from time to time representing or evidencing each Lockbox Account, the Lockboxes or such funds,

                  (ii) the Collection Account, all funds held in the Collection
            Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

                  (iii) all investments from time to time of amounts in each
            Lockbox Account and the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,


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                  (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by an Investor or any assignee or agent on behalf of an Investor in substitution for or in addition to any of the then existing Borrower Account Collateral, and

                  (v) all interest, dividends, cash, instruments and other
            property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

            (d) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Custodian or the Agent of additional moneys by the Borrower; and

            (e) all proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Borrower Collateral (including proceeds that constitute property of the types described in Sections 9.1(a) through (d) above) and, to the extent not otherwise included, all payments under insurance (whether or not an Investor or any assignee or agent on behalf of an Investor is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Borrower Collateral.

      SECTION 9.2 Delivery of Collateral. All documents in the Receivables File and all other documents representing or evidencing Collateral shall be delivered to and held by or on behalf of the Custodian pursuant to the Custodial Agreement, and shall be in suitable form for transfer by delivery, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Custodian or shall be duly endorsed in the manner set forth in clause (m) of the definition of "Eligible Receivable", as applicable, and to the extent not constituting an assignment shall be irrevocable powers of attorney coupled with an interest.

        SECTION 9.3 Borrower Remains Liable. Notwithstanding anything in this Agreement, (a) the Borrower shall remain liable under the Transferred Receivables, Borrower Assigned Agreements and other agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent, a Secured Party or the Custodian of any of its rights under this Agreement shall not release the Borrower or the Servicer from any of their respective duties or obligations under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the


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
Collateral, (c) the Agent, the Secured Parties and the Custodian shall not have any obligation or liability under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Agent, the Custodian nor the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower or the Servicer under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

      SECTION 9.4 Covenants of the Borrower and Servicer Regarding the
Collateral.

            (a) Offices and Records. The Borrower shall keep its chief place of business and chief executive offices and the office where it keeps its records at the location specified in Section 10.9 or, upon 60 days prior written notice to the Custodian and the Insurer, at such other location in a jurisdiction where all action required by Section 9.4(f) shall have been taken with respect to the Collateral. The Borrower and the Servicer shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain the records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned. The Borrower and the Servicer will permit representatives of the Agent, the Insurer, the Backup Servicer and the Custodian at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Agent, the Insurer, the Backup Servicer and the Custodian shall reasonably request, (i) to inspect and make copies of and abstracts from such records, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Transferred Receivables for the purpose of examining such records, and to discuss matters relating to the Receivables or the Borrower's or Servicer's performance under this Agreement with any officer or employee of the Borrower or Servicer having knowledge of such matters. In connection therewith, the Agent, the Insurer, the Backup Servicer or the Custodian may institute procedures to permit it to confirm the Obligor balances in respect of any Transferred Receivables. Each of the Borrower and the Servicer agrees to render to the Agent, the Insurer, the Backup Servicer and the Custodian such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default shall have occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Custodian records reflecting activity through the close of business on the immediately preceding Business Day.


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
            (b) Maintain Records of Transferred Receivables. The Borrower and the Servicer shall, at their own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Borrower and the Servicer will mark conspicuously with a legend, in form and substance satisfactory to the Agent and the Insurer, its records, computer tapes, computer disks and credit files pertaining to the Collateral, and its file cabinets or other storage facilities where it maintains information pertaining to the Collateral, to evidence this Agreement and the assignment and security interest granted by this Article IX. Upon the occurrence and during the continuation of an Event of Default, the Borrower and Servicer shall (i) deliver and turn over to the Backup Servicer or to its representatives, or at the option of the Backup Servicer shall provide the Backup Servicer or its representatives with access to, after the occurrence of an Event of Default, at any time, and during all other times, during ordinary business hours, on demand of the Backup Servicer, all of the Borrower's and Servicer's facilities, personnel, books and records pertaining to the Collateral, including all records, and (ii) allow the Backup Servicer to occupy the premises of the Borrower and the Servicer where such books and records are maintained, and utilize such premises, the equipment thereon and any personnel of the Borrower or the Servicer that the Backup Servicer may wish to employ to administer, service and collect the Transferred Receivables.

            (c) Performance of Borrower Assigned Agreements. The Borrower shall
      (i) perform and observe all the terms and provisions of the Borrower Assigned Agreements to be performed or observed by it, maintain the Borrower Assigned Agreements in full force and effect, enforce the Borrower Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Investors, and (ii) upon request of the Agent, the Insurer or the Investors, make to any other party to the Borrower Assigned Agreements such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements.

            (d) Notice of Adverse Claim. Each of the Borrower and the Servicer shall advise the Investors, the Agent, the Insurer and the Custodian promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.


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
            (e) Further Assurances; Financing Statements.

                  (i) Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that any Secured Party or the Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Article XI or to enable such Secured Party, the Agent or the Custodian to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that any Secured Party or the Agent may request to protect and preserve the assignments and security interests granted by this Agreement.

                  (ii) The Borrower and each Secured Party hereby severally
            authorize the Custodian to execute for filing by the Controlling Party one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower or the Secured Parties where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Controlling Party will promptly send to the Borrower any financing or continuation statements thereto which it files without the signature of the Borrower and will promptly send to each Secured Party and the Borrower any financing or continuation statements thereto which it files without the signature of the Secured Parties except, in the case of filings of copies of this Agreement as financing statements, the Controlling Party will promptly send the Borrower and each Secured Party, as the case may be, the filing or recordation information with respect thereto.

                  (iii) Each of the Borrower and the Servicer shall furnish to the Custodian from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Controlling Party or the Agent may reasonably request, all in reasonable detail.


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      SECTION 9.5 Release of Borrower Collateral.

            (a) Generally. For purposes of selling and transferring Receivables to third parties in connection with other securitizations (including any Take-Out Securitization), so long as there is no Event of Default, or event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default hereunder, the Borrower may obtain releases of the Custodian's (for the benefit of the Secured Parties) security interest in all or any part of the Borrower Collateral and from time to time, to the extent that (immediately after giving effect to any requested release) there exists no Borrowing Base Deficiency and there is no Event of Default, or event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default. Each request for a partial release of Collateral (a "Transfer Request") shall be addressed to the Agent (with a copy thereof sent by the Borrower or the Servicer to the Insurer and the Custodian), demonstrating compliance with the immediately preceding sentence and acknowledging that the receipt of proceeds from such sale or transfer to third parties shall be deposited into the Collection Account in accordance with Section 8.18.

            (b) Transfers. With respect to each Transfer Request that is received by the Agent by 12:00 noon, New York time on a Business Day, the Agent shall use due diligence and reasonable efforts to review such Transfer Requests and prepare the files, identified in each Transfer Request, for shipment by 12:00 noon, New York time on the second succeeding Business Day.

            (c) Continuation of Lien. Unless released in writing by the Secured Parties, as herein provided, the security interest in favor of the Custodian, for the benefit of the Secured Parties, in all Borrower Collateral shall continue in effect until such time as the Secured Parties shall have received payment in full of the proceeds from the sale or transfer of such Borrower Collateral to third parties in accordance with this Section 9.5.

            (d) Application of Proceeds; No Duty. Neither of the Agent, nor the Custodian, nor any Secured Party shall be under any duty at any time to credit Borrower for any amount due from any third party in respect of any purchase of any Borrower Collateral contemplated above, until the Custodian has actually received such amount in immediately available funds for deposit to the Collection Account. Neither the Custodian nor any Secured Party, nor the Agent shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such purchase of


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
      Receivables covered by the release of such portion of Borrower Collateral or in respect of a securitization thereof with a third party.

            (e) Representation in Connection with Releases, Sales and Transfers. The Borrower represents and warrants that each request for any release or transfer pursuant to Section 9.5(a) shall automatically constitute a representation and warranty to the Secured Parties, the Agent and the Custodian to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Event of Default, or event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default (including, without limitation a Borrowing Base Deficiency or an Insurance Agreement Event of Default).

            (f) Release of Security Interest. Upon the Agent's request, the Custodian shall promptly release, at the Borrower's expense, all UCC financing statements in connection with the release of such part of Borrower Collateral covered in connection with the Transfer Request and shall deliver, at the Borrower's expense, the documents and certificates on the released portion of Borrower Collateral to the trustee or such similar entity in connection with the third party securitization (including any Take-Out Securitization); provided that the trustee or such similar entity in connection with the third party securitization (including any Take-Out Securitization) acknowledges and agrees (i) that all proceeds thereof that it receives are held in trust for the Secured Parties and (ii) at such time that the Secured Parties shall instruct such trustee to transfer such proceeds, the trustee shall transfer such funds pursuant to such instructions.


                                   ARTICLE X

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      In order to induce the other parties hereto to enter into this Agreement and, in the case of Alpine and the Lenders, to make Advances hereunder, and the Insurer, to issue the Policy, the Borrower hereby represents and warrants to the Agent, the Insurer and the Investors as to itself, as of the Closing Date and the date of each Advance, as follows:

      SECTION 10.1 Organization and Good Standing. The Borrower has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently


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conducted, and had at all relevant times and now has, power, authority and legal right to acquire and own the Transferred Receivables and the Other Conveyed Property, and to grant to the Custodian a first priority security interest in the Transferred Receivables and the Other Conveyed Property and to enter into and perform its obligations under this Agreement.

      SECTION 10.2 Due Qualification. The Borrower is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

      SECTION 10.3 Power and Authority. The Borrower has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; the Borrower has full power and authority to grant to the Custodian, for the benefit of the Secured Parties, a perfected first priority security interest in the Transferred Receivables and the Other Conveyed Property and has duly authorized such grant by all necessary corporate action and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Borrower by all necessary corporate action.

      SECTION 10.4 Security Interest; Binding Obligations. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered and shall create a valid first priority security interest in the Transferred Receivables and the Other Conveyed Property in favor of the Custodian, enforceable against the Borrower and creditors of and purchasers from the Borrower, and this Agreement and the other Transaction Documents to which it is a party shall constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 10.5 No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Borrower, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party


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or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Borrower of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Borrower or any of its properties, or in any way or affect the Borrower's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

      SECTION 10.6 No Proceedings. There are no proceedings or investigations pending or, to the Borrower's knowledge, threatened against the Borrower, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Borrower or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents (D) involving the Borrower or (E) that could have a material adverse effect on the Transferred Receivables.

      SECTION 10.7 No Consents. The Borrower is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

      SECTION 10.8 Approvals. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Borrower of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

      SECTION 10.9 Chief Executive Office. The chief executive office of the Borrower is located at 12750 High Bluff Drive, Suite 320, San Diego, California 92130.

      SECTION 10.10 Solvency. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Borrower has no Indebtedness to any Person other than


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pursuant to this Agreement and the other Transaction Documents. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

      SECTION 10.11 Tax Treatment. For federal income tax, reporting and accounting purposes, the Borrower will treat the purchase or absolute assignment of each Transferred Receivable and Other Conveyed Property pursuant to the Purchase and Sale Agreement as a purchase or absolute assignment of ACC's full right, title and ownership interest in such Transferred Receivable and Other Conveyed Property (and those Transferred Receivables and Other Conveyed Property contributed to the Borrower by ACC pursuant to the Purchase and Sale Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfer to it of Transferred Receivables and Other Conveyed Property.

      SECTION 10.12 Compliance With Laws. The Borrower has complied and will comply in all respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral.

      SECTION 10.13 Taxes. The Borrower has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby including the transfer of each Transferred Receivable and Other Conveyed Property to the Borrower have been paid or shall have been paid if and when due at or prior to the Closing Date and the relevant Purchase Date, as the case may be.

      SECTION 10.14 Borrowing Base Certificate. Each Borrowing Base Certificate is accurate in all material respects as of the date thereof.

      SECTION 10.15 No Liens, Etc. The Collateral and each part thereof is owned by the Borrower free and clear of any adverse claim or restrictions on transferability and the Borrower has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Advance, the


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
Custodian, for the benefit of the Secure Parties, will have acquired a perfected, first priority and valid security interest in such Collateral, free and clear of any adverse claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Custodian as "Secured Party" pursuant to Article XI of this Agreement or, with respect to the Transferred Receivables, in favor of the Borrower pursuant to the Purchase and Sale Agreement.

      SECTION 10.16 Purchase and Sale. Each Transferred Receivable and Other Conveyed Property was purchased by or contributed to the Borrower on the relevant Purchase Date pursuant to the Purchase and Sale Agreement.

      SECTION 10.17 Securities Act of 1933; Investment Company Act of 1940. Each purchase of Transferred Receivables and Other Conveyed Property under the Purchase and Sale Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

      SECTION 10.18 Information True and Correct. All information heretofore or hereafter furnished by or on behalf of the Borrower to the Insurer, Alpine, the Agent or the Custodian in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

      SECTION 10.19 ERISA Compliance. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

      SECTION 10.20 No Material Adverse Effect; No Default. (a) Except as otherwise disclosed to the Agent and the Insurer, the Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations, results of operations or properties of the Borrower, or could have such an effect on the ability of the Borrower to carry out its obligations under this Agreement and the other Transaction Documents to which the Borrower is a party and (b) the Borrower is not in default under or with respect


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
to any contract, agreement, lease or other instrument to which the Borrower is a party and which is material to the Borrower's condition (financial or otherwise), business, operations or properties, and the Borrower has not delivered or received any notice of default thereunder.

      SECTION 10.21 Financial or Other Condition. There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower.

      SECTION 10.22 Investment Company Status. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Borrower is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

      SECTION 10.23 No Shared Obligations. There is not now, nor will there be at any time in the future, any agreement or understanding between ACC and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

      SECTION 10.24 Representation and Warranties True and Correct. Each of the representations and warranties of the Borrower contained in this Agreement and the other Transaction Documents is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Insurer, the Investors, the Agent and the Custodian as if the same were set forth in full herein.

      SECTION 10.25 Eligible Receivables. All Receivables included in the Borrowing Base as of the most recently delivered Borrowing Base Certificate are Eligible Receivables.


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
                                   ARTICLE XI

                            COVENANTS OF THE BORROWER

      From the date hereof until the first day, following the Facility Termination Date, on which all Obligations shall have been finally and fully paid and performed, the Borrower hereby covenants and agrees with the Investors, the Insurer and the Agent that it will:

      SECTION 11.1 Protection of Security Interest of the Secured Parties. (a) At or prior to the Closing Date, the Borrower shall have filed or caused to be filed UCC-1 financing statements, executed by the Borrower as debtor, naming the Custodian (for the benefit of the Secured Parties) as secured party and describing the Collateral, with the office of the Secretary of State of the State of California and in such other locations as the Agent shall have required. From time to time thereafter, the Borrower shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Investors under this Agreement in the Collateral and in the proceeds thereof. The Borrower shall deliver (or cause to be delivered) to the Agent (with a copy to the Insurer) file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Borrower fails to perform its obligations under this subsection, the Agent, the Insurer, or the Custodian at the direction of the Agent or the Controlling Party, may do so, in each case at the expense of the Borrower.

            (b) The Borrower shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Borrower (or by the Agent, the Insurer or the Custodian on behalf of the Borrower) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless the Borrower shall have given the Agent and the Insurer at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

            (c) The Borrower shall give the Agent and the Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Borrower shall at all times maintain its principal executive office within the United States of America.


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
            (d) The Borrower shall maintain its computer systems, if any, so that, from and after the time of the first Advance under this Agreement, the Borrower's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Custodian, for the benefit of the Secured Parties. Indication of the Custodian's (for the benefit of the Secured Parties) security interest shall be deleted from or modified on the Borrower's computer systems when, and only when, the Collateral in question shall have been paid in full.

            (e) If at any time the Borrower shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Borrower shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Custodian, for the benefit of the Secured Parties.

      SECTION 11.2 Other Liens or Interests. Except for the security interest granted hereunder, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Collateral or any interest therein, and the Borrower shall defend the right, title, and interest of the Custodian (for the benefit of the Secured Parties), the Investors and the Agent in and to the Collateral against all claims of third parties claiming through or under the Borrower.

      SECTION 11.3 Costs and Expenses. The Borrower shall pay all of its reasonable costs and disbursements in connection with the performance of its obligations hereunder and under the Transaction Documents.

      SECTION 11.4 Reporting Requirements. The Borrower shall furnish, or cause to be furnished, to the Agent, the Insurer and the Custodian:

            (a) daily, a certificate in the form attached hereto as Exhibit D (the "Borrowing Base Certificate") as of the preceding Business Day;

            (b) as soon as available and in any event within 90 days (or next succeeding Business Day if the last day of such period is not a Business
      Day) after the end of each fiscal year, a copy of the annual 10-K report and audited consolidated financial statements for such year for ACC and its consolidated


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
      Subsidiaries, certified, in a manner acceptable to the Controlling Party and the Agent, by independent public accountants acceptable to the Controlling Party and the Agent and each other report or statement sent to shareholders or publicly filed by ACC or the Borrower;

            (c) as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business
      Day) after the end of each of the first three quarters of each fiscal year of ACC, a consolidated balance sheet of ACC and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, and of cash flow, of ACC and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of ACC identifying such documents as being the documents described in this paragraph (c) and stating that the information set forth therein fairly presents the financial condition of ACC and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that ACC is in compliance with all financial covenants in this Agreement;

            (d) as soon as possible and in any event within five days after the occurrence of an Event of Default (including without limitation a material adverse change in the financial condition of the Borrower as determined by the Controlling Party and the Agent and notified in writing to the Borrower) or an Unmatured Event of Default, the statement of the chief executive officer of the Borrower setting forth complete details of such Event of Default or Unmatured Event of Default and the action which the Borrower has taken, is taking and proposes to take with respect thereto;

            (e) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables, the Other Conveyed Property or the Financed Vehicles or the condition or operations, financial or otherwise, of the Borrower, or ACC or any of its Subsidiaries, as the Insurer (as long as no Insurer Default has occurred and is continuing) and the Agent may, from time to time, reasonably request.

      SECTION 11.5 Tangible Net Worth. The Borrower shall maintain Tangible Net Worth of at least $1,000,000.


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
      SECTION 11.6 Take-Out Securitization. The Borrower shall effect or cause an Affiliate to effect a Take-Out Securitization no more than four months after the Closing Date and thereafter no more than six months after the immediately preceding Take-Out Securitization.

      SECTION 11.7 Warehouse Facility. ACC shall maintain at all times after six months following the Closing Date, no less than one Warehouse Facility in addition to that provided under this Agreement.


                                  ARTICLE XII

                                  THE SERVICER

      SECTION 12.1 Liability of Servicer; Indemnities. (a) The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer;

            (b) The Servicer shall defend, indemnify and hold harmless the Investors, the Agent, the Backup Servicer, their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, liabilities, penalties, fines, forfeitures and judgments, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

            (c) The Servicer shall defend, indemnify and hold harmless the Investor, the Agent, their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any of them with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same;

            (d) The Servicer shall indemnify, defend and hold harmless the Investors, the Agent, the Backup Servicer, their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, liability, penalty, fine, forfeiture or judgment arose out of, or was imposed upon the Investors, the Agent or the Backup Servicer through the breach of this Agreement by the Servicer, the negligence, willful misfeasance or bad faith of the

      Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement;

            (e) For purposes of this Section 12.1, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 12.2) as Servicer pursuant to
      Section 13.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 13.3. The provisions of this Section 12.1(e) shall in no way affect the survival pursuant to Section 12.1(f) of the indemnification by the Servicer provided by Sections 12.1(b) through 12.1(d); and

            (f) Indemnification under this Article shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Servicer described in this Section 12.1 shall not terminate or be deemed released upon the resignation or termination of ACC as the Servicer and shall survive any termination of this Agreement;

excluding, however, (1) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of any Indemnified Party or its agent or subcontractor,
(2) Indemnified Amounts to the extent solely due to non-payment by any Obligor of an amount due and payable with respect to a Transferred Receivable, (3) any loss in value of any Transferred Receivable or related Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of the Servicer or (4) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions (1) through (4) above, the Servicer agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                  (i) the breach of any representation or warranty made by the
            Servicer (or any of its respective officers) under or in connection with this Agreement or the other Transaction Documents, any Servicer's Certificate, Borrowing Base Certificate or any other information, report or certificate delivered by the Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (ii) the failure by the Servicer to comply in any material way with any applicable law, rule or regulation with respect to any Transferred Receivable or any Financed Vehicle, or the nonconformity of any Transferred Receivable with any such applicable law, rule or regulation;

                  (iii) any failure of the Servicer, or otherwise, to perform its duties or obligations in accordance with the provisions of
            Article VIII or any provision contained in any other Transaction Document; or

                  (iv) the commingling of the proceeds of Collateral at any time with other funds.

      SECTION 12.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or Backup Servicer. (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person
(i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 12.2(a) to the Insurer, the Agent and the Backup Servicer. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii), (iii) and (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) the Servicer shall have delivered to the


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
Insurer and the Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 12.2(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Servicer shall have delivered to the Insurer and the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Custodian (for the benefit of the Secured Parties) in the Transferred Receivables and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

            (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

      SECTION 12.3 Limitation on Liability of Servicer, Backup Servicer and Others. Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Borrower, the Investors or the Agent, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties (including negligence with respect to the Servicer's indemnification obligations hereunder), by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Servicer, Backup Servicer or such person, as the case may be. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.


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
      SECTION 12.4 Delegation of Duties. So long as ACC is the Servicer, the Servicer may delegate duties under this Agreement to an Affiliate of ACC with the prior written consent of the Insurer, the Agent and the Backup Servicer. The Servicer also may at any time perform the specific duty of repossession of Financed Vehicles through subcontractors who are in the business of servicing automotive receivables and may perform other specific duties through such sub-contractors with the prior written consent of the Controlling Party; provided, however, that no such delegation or subcontracting duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither ACC nor any other party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Insurer, the Agent and the Backup Servicer.

      SECTION 12.5 Servicer and Backup Servicer Not to Resign. Subject to the provisions of Section 12.2, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Controlling Party does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Agent and, unless an Insurer Default shall have occurred and be continuing, the Insurer. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation as permitted by this Section 12.5, the Backup Servicer may petition a court for its removal.


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                                  ARTICLE XIII

                           SERVICER TERMINATION EVENTS

      SECTION 13.1 Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

            (a) Any failure by the Servicer or, so long as ACC or an Affiliate of the Borrower is the Servicer, the Borrower to deliver to the Custodian any proceeds or payment required to be so delivered under the terms of this Agreement (or, if ACC or an Affiliate of the Borrower is the Servicer, under the Purchase and Sale Agreement) that continues unremedied for a period of two Business Days (or, with respect to any Purchase Amounts, one Business Day) after written notice is received by the Servicer from the Agent or, without duplication, the Controlling Party or after discovery of such failure by a Responsible Officer of the Servicer;

            (b) Failure by the Servicer to deliver the Servicer's Certificate required by Section 8.9 by 12:00 noon New York City time on the second Business Day after the date such certificate is required to be delivered;

            (c) Failure on the part of the Servicer to observe its covenants and agreements set forth in Section 12.2(a);

            (d) Failure on the part of the Servicer or, so long as ACC or an Affiliate of the Borrower is the Servicer, the Borrower, duly to observe or perform in any material respect any other covenants or agreements of the Servicer or, so long as ACC is the Servicer, the Borrower, as the case may be, set forth in this Agreement (or, as to ACC, if ACC is the Servicer, the Purchase and Sale Agreement), which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent or the Insurer;

            (e) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or the Borrower) in an involuntary case under the Bankruptcy Code, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or the Borrower) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer (or the Borrower) or the commencement of an involuntary case under the


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
        Bankruptcy Code, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

            (f) The commencement by the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) of a voluntary case under the Bankruptcy Code, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) or of any substantial part of its property or the making by the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) of an assignment for the benefit of creditors or the failure by the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) generally to pay its debts as such debts become due or the taking of corporate action by the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) in furtherance of any of the foregoing;

            (g) Any representation, warranty or statement of the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "Eligible Receivable"), and, within 30 days after written notice thereof shall have been given to the Servicer (or, if ACC or an Affiliate of the Borrower is the Servicer, the Borrower) by the Agent or the Insurer the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

            (h) So long as an Insurer Default shall not have occurred and be continuing, the Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 8.14;

            (i) So long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Event of Default shall have occurred;

            (j) A claim is made under the Policy;


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            (k) The average Servicer Delinquency Ratio for the preceding three
      Collection Periods exceeds 8%; or

            (l) The Loss Ratio exceeds 7%.

      SECTION 13.2 Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Controlling Party, by written notice given to the Servicer, may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or, if the Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 8.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer; provided, however, that the Backup Servicer (i) shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer and (ii) shall have no duty or obligation with respect to the Servicer's obligations set forth in Section 8.8(b). The Backup Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Transferred Receivables and related documents to show the Custodian (for the benefit of the Secured Parties) as lienholder or secured party, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation and at the prior Servicer's expense, the transfer to the Backup Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Transferred Receivables and the delivery to the Backup Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Transferred Receivables. If requested by the Controlling Party, the Backup Servicer or successor Servicer shall terminate each Lockbox Agreement and direct the Obligors to make all payments under the Transferred Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 8.2(e)), or to a lockbox established by the successor Servicer at the direction of the Insurer (unless an Insurer Default shall have occurred and be continuing), at the prior Servicer's expense. The Backup Servicer may set off and deduct any amounts owed by the terminated Servicer from any amounts payable to the terminated Servicer pursuant to


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the preceding sentence. The terminated Servicer shall grant the Agent, the
Backup Servicer and the Insurer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

      SECTION 13.3 Appointment of Successor Servicer. (a) On and after (i) the time the Servicer receives a notice of termination pursuant to Section 13.2 or
(ii) upon the resignation of the Servicer pursuant to Section 12.5 or (iii) the receipt by the Backup Servicer (or any alternate successor Servicer appointed by the Insurer pursuant to Section 13.3(b)), of written notice from the Insurer that the Insurer is not extending the Servicer's term pursuant to Section 8.14, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided, however, that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document or agreement. Such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 13.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

            (b) The Controlling Party may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a person other than the Person serving as Backup Servicer at the time, and (without limiting its obligations under the Policy) shall have no liability to the Investors, the Borrower, ACC, the Person then serving as Backup Servicer or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer and an Insurer Default shall have occurred and be continuing, the Backup Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 12.5, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 13.2 or the resignation of the Servicer pursuant to Section 12.5. If upon the termination of the Servicer pursuant to Section 13.2 or the resignation of the Servicer pursuant to Section 12.5, the Controlling Party


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      appoints a successor Servicer other than the Backup Servicer, the Backup
      Servicer shall not be relieved of its duties as Backup Servicer hereunder.

            (c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under the Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed for any reason, the Insurer and such successor Servicer may agree on additional compensation to be paid to such successor Servicer. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer.


                                  ARTICLE XIV

                       FACILITY TERMINATION EVENTS; EVENTS
                            OF DEFAULT; THEIR EFFECT

      SECTION 14.1 Facility Termination Events. Each of the following shall constitute a Facility Termination Event under this Agreement:

            (a) Default in the payment when due of any principal of any Advance, which default shall continue unremedied for one Business Day, or default in the payment of any other amount payable by the Borrower hereunder, including, without limitation, any Yield on any Advance or any Fees;

            (b) (i) The Borrower shall fail to perform or observe any other term, covenant (other than the covenant contained in Section 11.5) or agreement contained in this Agreement, or any other Transaction Document on its part to be performed or observed and, except in the case of the covenants and agreements contained in Sections 11.6 and 11.7, as to each of which no grace period shall apply, any such failure shall remain unremedied for 30 days after knowledge thereof or after written notice thereof shall have been given by the Agent or the Insurer to the Borrower or (ii) the Borrower shall fail to observe the covenant contained in
      Section 11.5 for five consecutive days;

            (c) Any representation or warranty of the Borrower made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent or the Insurer for purposes of or in connection with this Agreement or any other


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            Transaction Document (including any certificates delivered pursuant to Section 7.1.3 and any Servicer's Certificate or Borrowing Base Certificate delivered pursuant to Section 11.4) shall prove to have been false or incorrect in any material respect when made or deemed to have been made; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to any Eligible Receivable if as a result thereof an Event of Default under Section 14.1(a) shall not occur.

            (d) An Event of Bankruptcy shall have occurred and remained continuing with respect to the Borrower or any member of the Borrower;

            (e) The aggregate principal amount of all Advances outstanding hereunder exceeds the Borrowing Base and such condition continues unremedied for one Business Day (such excess referred to as the "Borrowing Base Deficiency");

            (f) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower and such lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower and such lien shall not have been released within 30 days;

            (g) (i) Any Transaction Document or any lien or security interest granted thereunder by the Borrower, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or (ii) the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (iii) any security interest securing any Obligation shall, in whole or in part, cease to be a perfected first priority security interest against the Borrower;

            (h) A Servicer Termination Event shall have occurred;

            (i) The average Delinquency Ratio for the preceding four Collection Periods exceeds 2.5%;

            (j) An Insurer Default shall have occurred; or

            (k) A Secondary Rating Event shall have occurred.


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SECTION 14.2 Effect of Facility Termination Event.

            (a) Optional Termination. Upon notice by the Agent to the Insurer or the Insurer to the Agent that a Facility Termination Event (other than a Facility Termination Event described in Section 14.1(d) has occurred, the Agent or, except with respect to the Facility Termination Events set forth in Sections 14.1(j) and (k), the Insurer may declare all or any portion of the outstanding principal amount of the Advances and other Obligations to be due and payable and/or the Facility (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Facility shall terminate.

            (b) Automatic Termination. Upon the occurrence of a Facility Termination Event described in Section 14.1(d) or upon receipt by the Agent of notice from the Insurer that a Servicer Termination Event described in Section 13.1(i), the Facility Termination Date shall be deemed to have occurred automatically, and all outstanding Advances under this Agreement and all other Obligations under this Agreement shall become immediately and automatically due and payable, all without presentment, demand, protest, or notice of any kind.

      SECTION 14.3 Rights Upon Event of Default. (a) If an Insurer Default shall not have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at 100% of the outstanding principal amount of the Notes, together with accrued Yield thereto. If an Event of Default shall have occurred and be continuing, the Controlling Party may direct the Custodian to exercise any of the remedies specified in the Custodial Agreement in respect of the Collateral. In the event of any acceleration of any Notes by operation of this Section 14.3, the Custodian shall continue to be entitled to make claims under the Policy pursuant to the Custodial Agreement for payments on the Notes. Payments under the Policy following acceleration of any Notes shall be applied by the Custodian:

            FIRST: to holders of the Notes for amounts due and unpaid on the Notes for Yield, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Yield; and

            SECOND: to holders of the Notes for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal.


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            (b) In the event any Notes are accelerated due to an Event of
      Default, the Insurer shall have the right (in addition to its obligation to make payments on the Notes in accordance with the Policy), but not the obligation, to make payments under the Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

            (c) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Agent in its discretion may, or if so requested in writing by holders of the Notes representing not less than a majority of the outstanding principal amount of the Notes, declare by written notice to the Borrower that the Notes have become due and payable, whereupon they shall become, immediately due and payable at 100% of the outstanding principal amount of the Notes, together with accrued Yield thereon.

            (d) If an Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Agent as hereinafter provided, the holders of Notes representing a majority of the outstanding principal amount of the Notes, by written notice to the Borrower and the Agent, may rescind and annul such declaration and its consequences if:

                  (i) the Borrower has paid or deposited with the Agent a sum sufficient to pay

                        (A) all payments of principal of and Yield on all Notes
                  and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                        (B) all sums paid or advanced by the Agent hereunder and
                  the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived.

      No such rescission shall affect any subsequent default or impair any right consequent thereto.


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                                   ARTICLE XV

                                    THE AGENT

      SECTION 15.1 Authorization and Action. The Investors hereby appoint CSFB, and, pursuant to Section 15.4 hereof, the Custodian, agent for purposes of the Transaction Documents and authorize CSFB, in such capacity, to take such action on behalf under each Transaction Document and to exercise such powers, hereunder and thereunder as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

      SECTION 15.2 Exculpation. Neither the Agent (acting in such capacity under the Transaction Documents) nor any of its directors, officers, agents or employees shall be liable to any Investor for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Borrower and the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Investor, and shall not be responsible to any Investor, for any statements, warranties or representations made by the Borrower, in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of the Borrower or Servicer or to inspect the property (including the books and records) of the Borrower or Servicer; (d) shall not be responsible to any Investor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Note, any other Transaction Document or any other instrument or document provided for herein or delivered or to be delivered hereunder or in connection herewith; and (e) shall incur no liability under or in respect of any Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex or facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties.

      SECTION 15.3 Agent and Affiliates. The Agent, including, but not limited to, CSFB and the Custodian, and any of its Affiliates may generally engage in any kind of business with the Borrower, the Servicer, the Backup Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the




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

Borrower, the Servicer, the Backup Servicer, any Obligor or any of their respective Affiliates, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any Investor.

      SECTION 15.4 Replacement Agent. Upon the occurrence of the Facility Termination Date and the sale of the Note to a Person other than the Placement Agent, CSFB or any Lender, the Custodian shall automatically become the Agent hereunder.


                                   ARTICLE XVI

                                   ASSIGNMENTS

      SECTION 16.1 Restrictions on Assignments. The Borrower may not assign its rights hereunder or any interest herein without the prior written consent of the Agent and neither the Insurer nor any Investor may assign its rights hereunder, any Advance or the Note (or any portion thereof) to any Person without the prior written consent of the Borrower or the Insurer (as the Borrower only, such consent not to be unreasonably withheld); provided, however, that any Lender may assign, or grant a security interest in, all or any portion of the Advances and the Note to (i) CSFB or any of its Affiliates or (ii) any Person managed by CSFB or any of its Affiliates, and (iii) and to any Person providing liquidity with respect to this Agreement (each, an "Eligible Assignee"), in each case under clauses (i), (ii) and (iii) above, without the prior written consent of the Borrower or the Insurer; provided, further, however, that after the occurrence of the Facility Termination Date, any Lender may, subject to the provisions of
Section 16.5, assign all or a portion of any Note held by it to a Person other than those identified in clauses (i), (ii) and (iii) above without the prior written consent of the Borrower or the Insurer; provided, further, however, that if the Facility Termination Date shall have occurred as a result of the occurrence of an Insurer Default or a Secondary Rating Event, the Borrower shall have the right, but not the obligation, to bid in any public or private sale of the Notes to purchase the Note from the Lenders.

      Within five Business Days after notice to the Borrower of any proposed assignment by an Investor for which the Borrower's consent is required, the Borrower agrees to advise the Agent of its consent or non-consent thereto. If the Borrower does not consent to such assignment by the end of such five Business Day period, such Investor may immediately assign the Advances and/or its Note (or portion thereof) that was subject to such proposal to an Eligible Assignee referred to in either clause (i), (ii) or (iii) of the previous paragraph. Subject to Section 16.2, all of the aforementioned assignments




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shall be upon such terms and conditions as such Investor and the assignee may mutually agree.

      SECTION 16.2 Documentation. Each Investor shall deliver to each assignee an assignment, in such form as such Investor and the related assignee may agree, duly executed by such Investor assigning any such Advance to the assignee, such Investor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to such Advance, and to enable the assignee to exercise or enforce any rights hereunder or under the Note evidencing such Advance.

      SECTION 16.3 Rights of Assignee. Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Investor pursuant to this Article XVI, the respective assignee receiving such assignment shall have all of the rights of such Investor hereunder with respect to such Advances and all references to the Investors in
Section 6.1 shall be deemed to apply to such assignee.

      SECTION 16.4 Notice of Assignment. Each Investor shall provide notice to the Borrower of any assignment hereunder by such Investor to any assignee. Each Investor authorizes the Agent to, and the Agent agrees that it shall, endorse the Note to reflect any assignments made pursuant to this Article XVI or otherwise.

      SECTION 16.5 Registration; Registration of Transfer and Exchange. (a) The Custodian shall keep a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall provide for the registration of Notes and of transfer of Notes. The Custodian is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

            (b) Each person who has or who acquired a Note shall be deemed by the acceptance of acquisition of such Notes to have agreed to be bound by the provisions of this Section 16.5. No Note may be transferred, and the Custodian shall not register the transfer of a Note, unless the proposed transferee shall have delivered to the Custodian either (i) evidence satisfactory to it that the transfer of a Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a "prohibited transaction" under ERISA or (ii) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this
      Section 16.5, the restrictions noted on the face of such Note.


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            (c) At the option of the holder thereof, any Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal amount at an office or agency of the Borrower. Whenever any Notes are so surrendered for exchange, the Borrower shall execute and the Custodian shall authenticate and deliver the new Notes which the holder making the exchange is entitled to receive.

            (d) Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and the Custodian shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like class and aggregate principal amount.

            (e) All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

            (f) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Custodian) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. Each such Note shall be accompanied by a statement providing the name of the transferee and indicating whether the transferee is subject to income tax backup withholding requirements and whether the transferee is the sole beneficial owner of such Notes.

            (g) No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower may require payment from the transferee holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of exchange of Notes, other than exchanges pursuant to this Section 16.5.

            (h) The holders of the Notes shall be bound by the terms and conditions of this Agreement.

      SECTION 16.6 Mutilated, Destroyed, Lost and Stolen Notes. (a) If any mutilated Note is surrendered to the Custodian, the Borrower shall execute and the Custodian shall



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authenticate and deliver in exchange therefor a new Note of like class and tenor and principal amount and bearing a number not contemporaneously outstanding.

            (b) If there shall be delivered to the Borrower and the Custodian prior to the payment of the Notes (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Borrower or the Custodian that such Note has been acquired by a bona fide purchaser, the Borrower shall execute and the Custodian shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like class, tenor and principal amount and bearing a number not contemporaneously outstanding.

            (c) Upon the issuance of any new Note under this Section 16.6, the Borrower may require the payment from the transferor holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Custodian) connected therewith.

            (d) Every new Note issued pursuant to this Section 16.6 and in accordance with the provisions of this Agreement, in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

            (e) The provisions of this Section 16.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 16.7 Persons Deemed Owners. The Borrower, the Servicer, the Custodian and any agent of the Borrower, the Servicer or the Custodian may treat the holder of any Note as the owner of such Note for all purposes whatsoever, whether or not such Note may be overdue, and none of the Borrower, the Servicer, the Custodian and any agent of the Borrower, the Servicer or the Custodian shall be affected by notice to the contrary; provided that payment on the Stated Maturity Date shall be made to the holder as of the preceding Record Date.

      SECTION 16.8 Cancellation. All Notes surrendered for payment or registration of transfer or exchange shall be delivered to the Custodian and shall be promptly canceled



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by it and may be destroyed pursuant to the Custodian's securities retention policies. The Borrower shall promptly deliver to the Custodian for cancellation any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Custodian. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 16.8, except as expressly permitted by this Agreement.


                                  ARTICLE XVII

                                 INDEMNIFICATION

        SECTION 17.1 General Indemnity of the Borrower. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Investors, the Custodian, the Backup Servicer and each Eligible Assignee and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Borrower, including (without limitation) in respect of the funding of any Advance or in respect of any Transferred Receivable, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of any Indemnified Party or its agent or subcontractor, (b) non-payment by any Obligor of an amount due and payable with respect to a Transferred Receivable, (c) any loss in value of any Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of the Borrower or (d) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions
(a) through (d) above, the Borrower agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                  (i) the grant of a security interest to the Custodian (for the benefit of the Secured Parties);



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                  (ii) the breach of any representation or warranty made by the
            Borrower (or any of its officers) under or in connection with this Agreement or the other Transaction Documents, any Servicer's Certificate, Borrowing Base Certificate or any other information, report or certificate delivered by the Borrower or Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (iii) the failure by the Borrower to comply in any material way with any applicable law, rule or regulation with respect to any Transferred Receivable or any Financed Vehicle, or the nonconformity of any Transferred Receivable with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Custodian, for the benefit of the Secured Parties, a first-priority security interest in all the Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of any Investor, or any assignee of any Investor;

                  (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral;

                  (vi) any dispute, claim, offset or defense (other than
            discharge in bankruptcy) of an Obligor to the payment of any Transferred Receivable (including, without limitation, a defense based on such Transferred Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                  (vii) any failure of ACC or an Affiliate of the Borrower, as
            Servicer, or otherwise, to perform its duties or obligations in accordance with the provisions of Article VIII or any provision contained in any Transaction Document;

                  (viii) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Transferred Receivable or strict liability claim in connection with any Financed Vehicle;

                  (ix) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same,



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

            which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Advance, or any other interest in the Collateral; or

                  (x) the commingling of the proceeds of Collateral at any time with other funds.

      SECTION 17.2 [Intentionally left blank]

      SECTION 17.3 Sale. (a) If for any reason (other than the exclusions (a) through (d) set forth in the first paragraph of Section 17.1) the indemnification provided above in Section 17.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Borrower, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Borrower, on the other hand, as well as any other relevant equitable considerations.

            (b) If for any reason (other than the exclusions (1) through (4) set forth in Section 12.1(f)) the indemnification provided above in Section
      12.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Servicer, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Servicer, on the other hand, as well as any other relevant equitable considerations.


                                  ARTICLE XVIII

                                  MISCELLANEOUS

      SECTION 18.1 No Waiver; Remedies. No failure on the part of any Investor, the Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Eligible Assignee




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is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower, now or hereafter existing under this Agreement, to the Agent, any Affected Person, any Indemnified Party or any Investor or their respective successors and assigns.

      SECTION 18.2 Amendments, Waivers. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement and any Schedules hereto, or the Note shall in any event be effective unless the same shall be in writing and signed and delivered by (i) the Borrower, the Insurer and the Agent (with respect to an amendment), (ii) the Agent and the Insurer (with respect to a waiver or consent) or the Borrower (with respect to a waiver or consent by
it), or (iii) the Agent and the Insurer (with respect to a waiver of any Event of Default), as the case may be, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 18.3 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received,
(b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Section 2.2 shall not be effective until received.

      SECTION 18.4 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 17.1, the Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement, the liquidity asset purchase agreement or other liquidity support facility and the other documents and agreements to be delivered hereunder, and any amendments, waivers or consents executed in connection with this Agreement and the liquidity asset purchase agreement or other liquidity support facility, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, CSFB, the Investors and their respective Affiliates with respect thereto and with respect to advising the Agent, CSFB, the Investors and their respective Affiliates as to their rights and remedies under this Agreement and the liquidity asset purchase agreement or other liquidity support facility, and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, CSFB, the Investors and their respective Affiliates, in connection with the enforcement of this Agreement and the liquidity asset purchase agreement or other liquidity support facility and the other documents and agreements to be delivered hereunder.

            (b) In addition, the Borrower shall pay (i) any and all commissions of placement agents and commercial paper dealers in respect of commercial paper notes issued to fund the making or maintenance of any Advance, (ii) any and all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of Alpine's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper notes issued to fund the making or maintenance of any Advance, and (iii) any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 18.5 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Investors, the Agent and their respective successors and assigns, and the provisions of Article VI and
Article XVII shall inure to the benefit of the Affected Persons and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Article XVI. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date when all Obligations have been finally and fully paid and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IX and the indemnification and payment provisions of Article VI and Article XVII shall be continuing and shall survive any termination of this Agreement and any termination of ACC's rights to act as Servicer hereunder or under any other Transaction Document.

      SECTION 18.6 Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this




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Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

      SECTION 18.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 18.8 Governing Law. THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES.

      SECTION 18.9 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

      SECTION 18.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, THE AGENT, THE INVESTORS OR ANY OTHER AFFECTED PERSON. THE BORROWER, ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE INVESTORS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

      SECTION 18.11 Third Party Beneficiary. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Insurer and its successors and assigns shall be a third party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise in the Agreement



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
any right of the Insurer to direct, appoint, consent to, approve of, or take any action under the Agreement or the Custodial Agreement, shall be exercised by the Insurer in its sole and absolute discretion.

      SECTION 18.12 No Proceedings. (a) Each of the Borrower, the
Servicer, the Backup Servicer, each Investor (other than Alpine) and the Insurer hereby agrees that it will not institute against Alpine, or join any other Person in instituting against Alpine, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any commercial paper or other senior indebtedness issued by Alpine shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

            (b) Each of the Servicer, the Backup Servicer, each Investor, the Agent, the Insurer and any assignee of the Note hereby agrees that it will not institute against Alpine or the Borrower, or join any other Person in instituting against Alpine or the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, in the case of Alpine, any commercial paper or other senior indebtedness issued by Alpine shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding and, in the case of the Borrower, any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

      SECTION 18.13 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      SECTION 18.14 Preference Claims. (a) In the event that the Custodian or the Agent has received a certified copy of an order of the appropriate court that any amount




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

paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Custodian or the Agent shall so notify the Insurer and shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment. The Agent shall furnish to the Insurer its records evidencing the payments of principal of and interest on Notes, if any, which have been made by the Agent and subsequently recovered from Investors, and the dates on which such payments were made. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the Investors to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Agent or any Investor directly (unless an Investor has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Agent for distribution to such Investor upon proof of such payment reasonably satisfactory to the Insurer).

            (b) The Agent shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Investor, by its purchase of Notes, and the Agent hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Indemnity Agreement. In addition, and without limitation of the foregoing, as set forth in Section 30(b) of the Custodial Agreement, the Insurer shall be subrogated to, and each Investor and the Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the Agent and each Investor in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

      SECTION 18.15 Subrogation. Any and all amounts claimed under the Policy and disbursed by the Custodian from claims made under the Policy shall not be considered payment by the Borrower with respect to such Notes or otherwise, and shall not discharge the obligations of the Borrower with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes or the Post Termination Fee, become subrogated to the rights of the recipients of such payments to the extent of such payments.

Subject to and conditioned upon any payment with respect to the Notes or the Post Termination Fee by or on behalf of the Insurer, the Custodian shall assign to the Insurer all rights to the payment of Yield or principal with respect to the Notes or the Post Termination Fee which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment of principal and Yield pursuant to the Policy. To evidence such subrogation, the Custodian shall note the Insurer's rights as subrogee upon the Note Register upon receipt from the Insurer of proof of payment by the Insurer hereunder and under the Policy. The foregoing subrogation shall in all cases be subject to the rights of the Investors to receive all payments in respect of the Notes.


                                   ARTICLE XIX

                             THE CUSTODIAN AS AGENT

      The provisions of this Article XIX shall apply only to the extent that the Custodian becomes the Agent following the Remarketing Date.

      SECTION 19.1 Duties of the Agent. (a) Subject to paragraph (c) of this
Section 19.1, the Agent undertakes to perform as Agent such duties and only such duties as are specifically set forth in this Agreement.

            (b) The Agent, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Agent that are specifically required to be furnished pursuant to any provisions of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (c) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act (other than errors in judgment) or its own bad faith or willful misfeasance; provided however, that:

                  (i) the duties and obligations of the Agent shall be
            determined solely by the express provisions of this Agreement, the Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Agent and, in the absence of bad faith on the part of the Agent, the Agent may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement;

                  (ii) the Agent shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Agent, unless it shall be proven that the Agent was negligent in performing its duties in accordance with the terms of this Agreement;

                  (iii) the Agent shall not be liable for any action taken,
            suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                  (iv) the Agent shall not be liable for any action it takes or omits to take in good faith at the direction of the Controlling Party or the holders of the Notes; provided that the Agent shall not be authorized hereunder to comply with any direction which is not authorized by the terms of this Agreement.

            (d) Notwithstanding any other provision of this Agreement, the Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Back-Up Servicer (if the Agent and the Back-up Servicer are the same entity) shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

            (e) The Agent shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in this Agreement, unless a Responsible Officer obtains actual knowledge of such failure (it being understood that knowledge of the Servicer is not attributable to the Agent) or the Agent receives written notice of such failure from the Servicer or any holders of the Notes.



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

            (f) Except for actions expressly authorized by this Agreement, the Agent shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Finance Vehicle or to impair the value of any Receivable or Financed Vehicle.

      SECTION 19.2 Certain Matters Affecting the Agents. Except as otherwise provided in Section 19.1(c):

            (a) The Agent may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) The Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Agent under this Agreement in good faith and in accordance with such Opinion of Counsel;

            (c) Notwithstanding anything to the contrary, the Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the holders of the Notes pursuant to the provisions of this Agreement unless such holders shall have furnished to the Agent security or indemnity satisfactory to the Agent against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Agent shall, upon the occurrence of a Servicer Termination Event (that has not been cured), exercise the rights and powers vested in it by this Agreement with reasonable care and skill;

            (d) The Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by holders of Notes evidencing not less than 25% of the outstanding principal balance of the Notes; provided, however, that if the payment within a reasonable time to the Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Agent, not reasonably assured to the Agent by the security afforded to it by the terms of this Agreement, the Agent may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Agent, shall be reimbursed by the Person making such request upon demand;

            (e) The Agent may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or custodians. The Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Agent. The Agent shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Servicer;

            (f) The Agent may rely, as to factual matters relating to the servicer, on an Officer's Certificate of the Servicer; and

            (g) The Agent shall not be required to take any action or refrain from taking any action under this Agreement, or any Transaction Document referred to herein, nor shall any provision of this Agreement or any such Transaction Document be deemed to impose a duty on the agent to take action, if the Agent shall have been advised by counsel that such action is contrary to the terms of this Agreement or any Transaction Document or is contrary to law.

      SECTION 19.3 Agent Not Liable for Notes or Receivables. The Agent makes no representations as to the validity or sufficiency of this Agreement or of the Notes (other than the execution of the Notes or of any Receivable or Transaction Document, except to the extent otherwise expressly provided herein. The Agent shall at no time (except during such time, if any, as it is acting a successor Servicer) have any responsibility or liability for or with respect to the legality, validity or enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficiency of the Collateral or its ability to generate the payments to be distributed to holders of the Notes under this Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the performance or enforcement of any Receivable; the compliance by the Seller, the Servicer or the Custodian with any covenant or the breach by the Seller or the Servicer, of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Agent's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (it being understood, however, that the Agent shall remain otherwise responsible for any Collateral that it may hold directly); the acts or omissions of the Servicer, the Custodian (if other than the Agent), the Seller or any Obligor, any action of the Servicer taken in the name of the Agent; or any action by the Agent taken at the instruction of the Servicer, the Seller, or the holders of Notes holding the requisite percentage of Notes; provided, however, that the foregoing shall not relieve the Agent of its obligations to perform its duties under this Agreement, whether as Agent or as Back-up Servicer. The Agent shall not be accountable for the use or application by the Seller of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Transferred Receivables prior to the time such funds are deposited in the Collection Account.

      SECTION 19.4 Agent May Own Notes. The Agent in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not the Agent and may deal with the Servicer in banking transactions with the same rights as it would have if it were not the Agent.

      SECTION 19.5 Agent's Indemnification. The Borrower and the Servicer shall indemnify, defend, and hold harmless the Agent and the Back-up Servicer from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance of the performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability is due to the bad faith or negligence (except for errors in judgment) of the Agent or the Back-up Servicer, respectively. In addition, the Borrower in Section 17.1 has agreed to indemnify the Agent with respect to certain matters. The provisions of this Section 19.5,
(i) shall not terminate or be deemed released upon the resignation or termination of ACC Consumer Finance Corporation as the Servicer, (ii) shall survive any termination of this Agreement and (iii) shall continue for the benefit of any trustee which has resigned or been removed.

      SECTION 19.6 Eligibility Requirements for Agent. The Agent under this Agreement shall at all times be a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 19.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the agent shall cease to be eligible in accordance with the provisions of this Section 19.6, the Agent shall resign immediately in the manner and with the effect specified in Section 19.6.



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

      SECTION 19.7 Resignation or Removal of Agent. (a) Subject to the provisions of subsection (c) of this Section 19.7, the Agent may at any time resign from the trusts created by this Agreement by giving 30 days' written notice thereof to the Servicer and the Borrower. Upon receiving such notice of resignation, the Servicer, shall promptly appoint a successor Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Agent and one copy to the successor Agent. If no successor Agent shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appoint of a successor Agent.

            (b) If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section 19.7 and shall fail to resign after written request therefor by the Servicer or the Borrower, or if at any time the Agent shall be legally unable to act, or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Borrower shall remove the Agent. If the Servicer or the Borrower, as the case may be, removed the Agent under the authority of the immediately preceding sentence, the Servicer or the Borrower, as the case may be, shall promptly appoint a successor Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Agent so removed and one copy to the successor Agent. The Servicer or Agent, as the case may be, shall also pay all fees due and owing to the outgoing Agent.

            (c) Any resignation or removal of the Agent and appointment of a successor Agent pursuant to any of the provisions of this Section 19.7 shall not become effective until acceptance of appointment by the successor agent as provided in Section 19.8.

            (d) If the Agent and the Back-up Servicer shall be the same Person and the rights and obligations of the Back-up Servicer shall have been terminated, then the Controlling Party shall have the option, by sixty
      (60) days' prior notice in writing to the Borrower, the Seller, the Servicer and the Agent to remove the Agent.

      SECTION 19.8 Successor Agent. Any successor Agent appointed as provided in
Section 19.7 shall execute, acknowledge and deliver to the Servicer, and to its predecessor Agent an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor agent, without any further act, deed or conveyance (except as provided below), shall become fully vested with all the rights, power, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Agent; but, on request of the Servicer, or the successor Agent, such predecessor Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Agent all of the rights, powers and trusts of the Agent so ceasing to act, and shall duly assign, transfer and deliver to such successor agent all property and money held by such agent so ceasing to act hereunder. Upon request of any such successor Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and trusts. The predecessor Agent shall deliver to the successor Agent all documents and statements held by it under this Agreement or any Transaction Document; and the predecessor Agent and the other parties to the Transaction Documents shall amend any Transaction Document to make the successor Agent the successor to the predecessor Agent thereunder; and the Servicer and the predecessor Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Agent all such rights, powers, duties and obligations. No successor Agent shall accept appointment as provided in this
Section 19.8 unless at the time of such acceptance such successor Agent shall be eligible under the provisions of Section 19.6. Upon acceptance of appointment by a successor Agent as provided in this Section 19.8, the Borrower shall mail notice by first-class mail of the successor of such Agent and the address of the successor Agent's corporate trust office under this Agreement to all holders of Notes at their addresses as shown in the Note Register. If the Borrower fails to mail such notice within ten (10) days after acceptance of appointment by the successor Agent, the successor Agent shall cause such notice to be mailed at the expense of the Agent.

      SECTION 19.9 Merger or Consolidation of Agent. Any corporation into which the Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Agent shall be a party, or any corporation succeeding to the corporate trust business of the Agent, shall be the successor of the Agent under this Agreement, provided such corporation shall be eligible under the provisions of Section 19.6, without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Agent or its successor hereunder shall provide the Servicer with prompt notice of any such transaction.

      SECTION 19.10 Appointment of Co-Agent or Separate Agent. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral or any

Financed Vehicle may at the time be located, the Agent, with the consent of the Servicer shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Agent to act as co-agent or co-agents, jointly with the Agent, or separate agent or separate agents, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Investors, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 19.10, such powers, duties, obligations, rights and trusts as the Servicer and the Agent may consider necessary or desirable. If the Servicer shall not have consented to such appointment within fifteen (15) days after the receipt by it of a request to do so, or if a Servicer Termination Event shall have occurred and be continuing, the consent of the Servicer shall not be required. No co-agent or separate agent under this Agreement shall be required to meet the terms of eligibility as a successor agent under Section 19.6 and no notice to holders of Notes of the appointment of any co-agent or separate agent shall be required under Section 19.8. Every separate agent and co-agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Agent shall be conferred or imposed upon and exercised or performed by the Agent and such separate agent or co-agent jointly (it being understood that such separate agent or co-agent is not authorized to act separately without the Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Agent, the Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate agent or co-agent, but solely at the direction of the Agent;

                  (ii) No trustee under this Agreement shall be personally
            liable by reason of any act or omission of any other agent under this Agreement; and

                  (iii) The Servicer and the Agent acting jointly may at any time accept the resignation of or remove any separate agent or co-agent.

            (b) Any notice, request or other writing given to the Agent shall be deemed to have been given to each of the then separate agent and co-agent, as effectively as if given to each of them. Every instrument appointing any separate agent or co-agent shall refer to this Agreement and the conditions of this Article XIX. Each separate agent and co-agent, upon its acceptance of the trusts conferred, shall be vested with the estates of property specified in its instrument of appointment, either jointly with the Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Agent. Every such instrument shall be filed with the Agent and a copy thereof given to the servicer.

            (c) Any separate agent or co-agent may, at any time constitute the Agent, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate agent or co-agent shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Agent, to the extent permitted by law, without the appointment of a new or successor agent.

      SECTION 19.11 Agent May Enforce Claims Without Possession of Notes. All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Agent without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Agent shall be brought in its own name as agent. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel, be for the ratable benefit of the Investors in respect of which such judgment has been obtained.

      SECTION 19.12 Suit for Enforcement. If a Servicer Termination Event shall occur and be continuing, the Agent, in its discretion may (but shall have no duty or obligation so to proceed), subject to the provisions of Section 19.1, proceed to protect and enforce its rights and the rights of the Investors under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this agreement or for the enforcement of any other legal, equitable or other remedy as the Agent, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Agent or the Investors.


                      [signature pages begin on next page]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            ACC LIQUIDITY LLC

                                            By: ACC Funding Corp.


                                                By: /s/ GARY S. BURDICK
                                                   ----------------------------
                                                   Name: Gary S. Burdick
                                                   Title: President

                                                12526 High Bluff Drive
                                                Suite 300
                                                San Diego, California 92130
                                                Attention:  President
                                                Facsimile No.: (619) 755-8348


                                            ACC CONSUMER FINANCE
                                                CORPORATION


                                            By: /s/ GARY S. BURDICK
                                                ------------------------------
                                                Name: Gary S. Burdick
                                                Title: President

                                            12750 High Bluff Drive
                                            Suite 320
                                            San Diego, California 92130
                                            Attention: Chief Financial Officer
                                            Facsimile No.:  (619) 793-6333

                                            ALPINE SECURITIZATION CORP.

                                            By: CREDIT SUISSE FIRST BOSTON,
                                                New York Branch, as
                                                Attorney-in-Fact


                                                By: /s/ DAVID SHRENZEL
                                                   --------------------------
                                                   Name: David Shrenzel
                                                   Title: Vice President


                                                By: /s/ ERIC K. SHEA
                                                   ---------------------------
                                                   Name: Eric K. Shea
                                                   Title: Associate

                                                Eleven Madison Avenue
                                                New York, New York  10010
                                                Attention:  Asset Finance
                                                            Department
                                                Facsimile No.:  (212) 325-6677


                                            CREDIT SUISSE FIRST BOSTON, NEW
                                            YORK BRANCH, as Agent


                                            By: /s/ DAVID SHRENZEL
                                               --------------------------
                                               Name: David Shrenzel
                                               Title: Vice President

                                            By: /s/ ERIC K. SHEA
                                               ---------------------------
                                               Name: Eric K. Shea
                                               Title: Associate

                                            Eleven Madison Avenue
                                            New York, New York  10010
                                            Attention:  Asset Finance Department
                                            Facsimile No.:  (212) 325-6677

                                            CREDIT SUISSE FIRST BOSTON, NEW
                                            YORK BRANCH, as a Lender


                                            By: /s/ DAVID SHRENZEL
                                               --------------------------
                                               Name: David Shrenzel
                                               Title: Vice President

                                            By: /s/ ERIC K. SHEA
                                               ---------------------------
                                               Name: Eric K. Shea
                                               Title: Associate

                                            Eleven Madison Avenue
                                            New York, New York  10010
                                            Attention:  Asset Finance Department
                                            Facsimile No.:  (212) 325-6677

                                            NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION, as Backup
                                                Servicer and Custodian


                                            By: /s/ JASON VAN VLEET
                                               -------------------------------
                                               Name: Jason Van Vleet
                                               Title: Corporate Trust Officer

                                            Sixth Street and Marquette Avenue
                                            Minneapolis, Minnesota 55479-0069
                                            Attention: Corporate Trust Service -
                                                       Asset Backed
                                                       Administration
                                            Facsimile No.: (612) 667-3539

                                                                       EXHIBIT A


                                 ADVANCE REQUEST


Credit Suisse First Boston, New York Branch, as agent
Eleven Madison Avenue
New York, New York  10010
Attention:

                               [_________________]

Gentlemen and Ladies:

        This Advance Request is delivered to you pursuant to Section 2.2 of the Receivables Financing Agreement, dated as of _________ __, 1997 (together with all amendments, if any, from time to time made thereto, the "Receivables
Financing Agreement"), among [        ], ACC Consumer Finance Corporation,
Norwest Bank Minnesota, National Association, Alpine Securitization Corp. and Credit Suisse First Boston, New York Branch (the "Agent"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

      [              ] hereby requests that an Advance be made in the aggregate principal amount of $______ on_________ , 19__ [having a Fixed Period of___________days].

        [         ] hereby acknowledges that, pursuant to Section 2.4 of the
Receivables Financing Agreement, each of the delivery of this Advance Request
and the acceptance by [     ] of the proceeds of the Advances requested hereby
constitutes a representation and warranty by [      ] that, on the date of such
Advances, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in Section 2.4 are true and correct in all material respects.

        [         ] agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby the Agent shall receive written notice to the contrary from

        [       ], each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

        [       ] has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this _________ day of ____________, 19__.

                                            [                  ]

                                            By:________________________
                                               Title:

                                                                       EXHIBIT B

                                      NOTE

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.


$______________                                               _________ __, 1997


        FOR VALUE RECEIVED, the undersigned, [    ], a Delaware corporation (the
"Borrower"), promises to pay to the order of Credit Suisse First Boston, New York Branch, as Agent for the Investors, on the Stated Maturity Date the principal sum of _________________________ _______ ($___________) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made by the Investors pursuant to that certain Receivables Financing Agreement, dated as of _________ __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Receivables Financing Agreement"), among the Borrower, ACC Consumer Finance Corporation, Norwest Bank Minnesota, National Association, Alpine and Credit Suisse First Boston, New York Branch, as Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

        The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

      Payments of both principal and Yield are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Receivables Financing Agreement.

        This Note is the Note referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Custodian in The City of New York, and at any other office or agency maintained by the Borrower for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Borrower, the Custodian and any agent of the Borrower or the Custodian may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Borrower, the Custodian nor any such agent shall be affected by notice to the contrary.

      The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against Alpine or the Borrower, or join any other Person in instituting against Alpine or the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, in the case of Alpine, any commercial paper or other senior indebtedness issued by Alpine shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding and, in the case of the Borrower, any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

      THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.


                                       [                 ]


                                        By:___________________________
                                           Name:
                                           Title:


      Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named

_______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the
_______________________ [title] of [     ] and acknowledged to me that he
executed the same as his free act and deed and the free act and deed of [     ].

      Subscribed and sworn before me this ____ day of _________, 1997.



                                       _____________________________
                                       NOTARY PUBLIC

                                       COUNTY OF __________________

                                       STATE OF ___________________

                                       My commission expires the ____
                                       day of ____________, 199_.

                             Form of Assignment Form

                                 ASSIGNMENT FORM

      If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint__________________________ , agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.


Dated:__________________________       Signed:______________________________


                                              ______________________________
                                             (sign exactly as the name appears
                                              on the other side of this Note)

Signature Guarantee____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

===============================================================================
Schedule attached to Note Dated _________ __, 1997 of [ ] payable to the order of Credit Suisse First Boston, New York Branch, as Agent

-------------------------------------------------------------------------------
        Date of                   Amount of                 Amount of
        Advance                    Advance                  Repayment
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

===============================================================================

                                                                       EXHIBIT D



                       FORM OF BORROWING BASE CERTIFICATE

                 [FINANCIAL SECURITY ASSURANCE INC. LETTERHEAD]


                                 PREMIUM LETTER


                                                               March 27, 1997

ACC Consumer Finance Corporation
Plaza del Mar
12750 High Bluff Drive
Suite 230
San Diego, California 92130

ACC Liquidity LLC
Plaza del Mar
12750 High Bluff Drive
Suite 230
San Diego, California 92130

        Re:  Repayment Obligations of ACC Liquidity LLC
             to Alpine Securitization Corp. and the Lenders with
             respect to Advances
             ---------------------------------------------------

Ladies and Gentlemen:

        This letter will confirm the agreement of ACC Consumer Finance Corporation ("ACC"), ACC Liquidity LLC ("ACCL") and Financial Security Assurance Inc. ("Financial Security") that the following nonrefundable payments are to be made at, in connection with, and subject to, the closing of the above-described transaction and in consideration of the issuance by Financial Security of its Financial Guaranty Insurance Policy No. 50580-N (the "Policy") in respect thereof. The amounts payable hereunder shall be nonrefundable for any reason whatsoever, including the lack of any payment under the Policies or any other circumstances relating to the repayment obligations of ACCL to the Lenders with respect to Advances (the "Obligation") or provision being made for payment of the Obligations or the Notes prior to maturity. Capitalized terms used herein but not defined herein or by specific reference shall have the meanings specified in the Insurance Agreement (as defined below).

        The payments payable pursuant to the terms hereof (except as otherwise noted) shall constitute the "Premium" referred to in that certain Insurance and Indemnity Agreement dated as of March 27, 1997 (the "Insurance Agreement" among Financial Security, ACC and ACCL. This Letter is the Premium Letter referred to in the Insurance Agreement. The obligations of ACC and ACCL hereunder constitute obligations of ACC and ACCL under the Insurance Agreement.

                     EXPECTED CLOSING DATE: March 27, 1997

Type of Payment        Amount      Payee                    Re:
---------------        ------      -----                    ---

Federal Funds Wire     $65,000     Mayer, Brown & Platt     Legal Fees and
                                                            Disbursements

        The Premium shall be payable each month in arrears on the first Distribution Date (as defined in the Receivables Financing Agreement) and shall be equal to the sum of (a) the product of (i) 45 basis points per annum, (ii) the average outstanding principal amount of Advances during the related Collection period and (iii) 1/12 (or, in the case of the Collection period in which the Date of Issuance occurs, a fraction the numerator of which is equal to the actual number of days from the Date of Issuance to and including the last day of such Collection Period and the denominator of which is 360) and (b) the product of (i) 5 basis points per annum, (ii) the difference between (x) the Facility Limit and (y) the amount calculated pursuant to clause (a)(ii) above and (iii) 1/12 (or, in the case of the Collection Period in which the Date of Issuance occurs, a fraction the numerator of which is equal to the actual number of days from the Date of Issuance to and including the last day of such Collection period and the denominator of which is 360) (the sum of (a) and (b), the "Premium Rate"). The out-of-pocket expenses, legal fees and disbursements (in the amounts specified above) shall be paid by ACC to Financial Security or Mayer, Brown & Platt, as applicable, on the Date of Issuance.

        If an Event of Default occurs and is continuing under the Insurance Agreement, Financial Security will be entitled on each Distribution Date thereafter to a Premium Supplement equal to the product of (i) 0.50%, (ii) the outstanding principal amount of Advances at the beginning of the Collection period during which such Event of Default occurs and (iii) 1/12.

        If ACC breaches the covenant set forth in Section 2.02(n) of the Insurance Agreement, Financial Security will be entitled on each Distribution Date following the date that is 135 days from the Date of Issuance to an Additional premium Supplement equal to the product of (i) 0.30%, (ii) the average outstanding principal amount of Advances during the related Collection period and (iii) 1/12. Such Additional Premium Supplement shall not be payable on any Distribution Date following the Facility Termination Date.

        Unless another account is designated to you in writing by the President or a Managing Director of Financial Security, Federal funds wire transfers to Financial Security shall be made with the following details specifically stated on the wire instructions:

        BANK:  THE BANK OF NEW YORK
               ABA #021000018

        For the Account of:  Financial Security Assurance Inc.

        Account Number:      8900297263

        Policy Number:       50580-N


                                        Sincerely,

                                        FINANCIAL SECURITY ASSURANCE INC.



                                        By:    /s/
                                           --------------------------------
                                                Authorized Officer

Agreed and accepted as
of the date first above written:

ACC CONSUMER FINANCE CORPORATION


/s/
----------------------------------
Name:
Title:



ACC LIQUIDITY LLC

By:  ACC FUNDING CORP.,
     its managing member



By:  /s/
   --------------------------------
   Name:
   Title: